File No. 33-35254   CIK #864726

                   Securities and Exchange Commission
                        Washington, D. C. 20549

                             Post-Effective

                            Amendment No. 6

                                   to

                                Form S-6


           For Registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered
                             on Form N-8B-2

 Kemper Tax-Exempt Insured Income Trust, Series A-69, Kemper Tax-Exempt
              Insured Income Trust Multi-State, Series 27

            Name and executive office address of Depositor:

                     EVEREN Unit Investment Trusts
                (a division of EVEREN Securities, Inc.)
                      77 West Wacker - 29th Floor
                        Chicago, Illinois  60601

            Name and complete address of agent for service:

                            Robert K. Burke
                      77 West Wacker - 29th Floor
                        Chicago, Illinois  60601



        ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on October 28, 1996 pursuant to paragraph (b) of Rule 485.






KEMPER TAX-EXEMPT INSURED INCOME TRUSTNATIONAL SERIESKEMPER DEFINED FUNDSINSURED NATIONAL SERIESEVEREN Unit Investment TrustsInsured National SeriesPART ONE
The date of this Part One is that datewhich is set forth in Part Two of the Prospectus
Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "Trusts" and each a "Trust") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.
Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolio" and "Description of Securities Ratings." No representation is made as to any insurer's ability to meet its commitments.
This Prospectus is in two parts. Read and retain both parts for future reference.
Sponsor:  EVEREN Unit Investment Trusts,a service of EVEREN
Securities, Inc.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




TABLE OF CONTENTS
                                                  PAGE


SUMMARY                                                3
The Trust                                              3
Insurance                                         3
Public Offering Price                                  4
Interest and Principal Distributions                        4
Reinvestment                                           4
Estimated Current Return and Estimated Long-Term Return     4
Market for Units                                       5
Risk Factors                                           5
THE TRUST                                              5
PORTFOLIOS                                             6
Risk Factors                                           7
INSURANCE ON THE PORTFOLIOS                            14
Financial Guaranty Insurance Company                        16
AMBAC Indemnity Corporation                            17
Municipal Bond Investors Assurance Corporation              17
Financial Security Assurance                           18
Capital Guaranty Insurance Company                     19
DISTRIBUTION REINVESTMENT                              20
INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS        21
TAX STATUS OF THE TRUST                                21
TAX REPORTING AND REALLOCATION                              26
PUBLIC OFFERING OF UNITS                               26
Public Offering Price                                  26
Accrued Interest                                       29
Purchased and Daily Accrued Interest                        30
Accrued Interest                                       30
Public Distribution of Units                           31
Profits of Sponsor                                     32
MARKET FOR UNITS                                       32
REDEMPTION                                        32
Computation of Redemption Price                             34
UNITHOLDERS                                            34
Ownership of Units                                     34
Distributions to Unitholders                           35
Statement to Unitholders                               36
Rights of Unitholders                                  38
INVESTMENT SUPERVISION                                 38
ADMINISTRATION OF THE TRUST                            39
The Trustee                                            39
The Evaluator                                          40
Amendment and Termination                              40
Limitations on Liability                               42
The Sponsor                                            42
The Trustee                                            42
The Evaluator                                          42
EXPENSES OF THE TRUST                                  42
THE SPONSOR                                            44
LEGAL OPINIONS                                         44
INDEPENDENT AUDITORS                                   44
DESCRIPTION OF MUNICIPAL BOND RATINGS                       45
Essential Information[1]
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*





KEMPER TAX-EXEMPT INSURED INCOME TRUST
KEMPER DEFINED FUNDS INSURED NATIONAL SERIES
EVEREN UNIT INVESTMENT TRUSTS INSURED NATIONAL SERIES
SUMMARY
The Trust. Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "Trusts" and each a "Trust") are each a unit investment trust consisting of a number of diversified portfolios (the "Series"), each portfolio consisting of obligations ("Municipal Bonds," "Securities" or "Bonds") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.
The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax.

Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objective will be achieved. All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's") on the date such Series was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.
The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. Insurance. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper
Tax-Exempt Insured Income Trust are insured by AMBAC Indemnity Corporation ("AMBAC Indemnity") and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty Insurance Company ("Financial Guaranty"), Municipal Bond Investor Assurance Corporation ("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each Series of the Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's. See "Insurance on the Portfolio." No representation is made as to AMBAC Indemnity's, Financial Guaranty's, MBIA's or any other insurer's ability to meet its commitments.
Public Offering Price. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus Purchased Interest, if any, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order)(such amount is referred to as Daily Accrued Interest in the case of certain Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units _ Public Offering Price."
Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds and EVEREN Unit Investment Trusts receive monthly distributions of interest and principal.
Reinvestment. Distributions of interest and principal, including capital gains, if any, made by a Series of the Trust will be paid in cash unless a Unitholder elects to reinvest such distributions. See "Distribution Reinvestment."
Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.
Market for Units. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."
Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios _ Risk Factors." THE TRUST
Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National
Series or EVEREN Unit Investment Trusts Insured National Series, all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement[2] (the "Agreement"). EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc., acts as Sponsor and Evaluator and The Bank of New York acts as Trustee.
The objectives of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.
A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.
Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.
The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."
PORTFOLIOS
In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc.
(see "Description of Securities Ratings"); (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.
Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.
The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See
"Investment Supervision."
Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations.

Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events.  Generally, events that may permit the extraordinary optional redemption of
Municipal Bonds or may require the mandatory redemption of
Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an
exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The
Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.
The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.
Risk Factors. An investment in Units of a Series of the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates.  The uncertain economic conditions experienced in the past, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.
Certain Series of the Trust contain Municipal Bonds which are general obligations of a governmental entity that are backed by the taxing power of such entity.  All other Municipal Bonds in the Series of the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.  Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the Series of the Trust, both within a particular classification and between classifications, depending on numerous factors.
Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such Series should be made with an understanding of the characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of
occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such Series of the Trust. Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.  In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility.  Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances.
For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious
principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce
severely its collateral value.
Certain Series of the Trust contain Municipal Bonds which are single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the
issuer's boundaries and owned by persons of low or  moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates.
The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds.
Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.
Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income
conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the Trust will not attempt to so redeem a Municipal Bond in the Trust.
Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.  Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a
significant impact on waste disposal facilities.  While
regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining
construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.
Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas.  Utilities are
generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal
Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements.  Courts in Washington and
Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.
Certain Series of the Trust contain Municipal Bonds which are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the Series of the Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to
original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the Series of the Trust prior to the stated maturity of such
Municipal Bonds.
Certain Series of the Trust contain Municipal Bonds which are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal
Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
Certain Series of the Trusts contain Municipal Bonds which are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endorsements. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts.  General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of
"college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its
policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.
Certain Series of the Trust contain Municipal Bonds which are
Urban Redevelopment Bonds ("URBs").  URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers.
In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.
Certain of the Municipal Bonds in the Trust may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.
Certain Series of the Trust contain "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest.  Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are
securities of comparable quality which pay interest currently.
For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Tax Status of the Trust." Investors should be aware that many of the Municipal Bonds in the Series of the Trust are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of
operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the Series of the Trust an opinion of bond counsel was rendered as to the exemption of
interest on such obligations from Federal income taxation, there can be no assurance that the respective issuer or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to
unanticipated tax liabilities.
Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy
proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse
modification or alteration of the rights of holders of
obligations issued by such subdivisions or authorities.
Certain issues of the Municipal Bonds in some Series of the Trust represent "moral obligations" of a governmental entity other than the issuer. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.  If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a
legally enforceable obligation or debt of the state.  The
agencies or authorities generally have no taxing power.
To the best of the Sponsor's knowledge, as of the Date of Deposit for each Trust, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any Series thereof.
Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust or any Series, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal
Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.
INSURANCE ON THE PORTFOLIOS
All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the
Bond issuer. Series A through A-24 of the Kemper Tax-Exempt
Insured Income Trust are insured by AMBAC Indemnity and Series
A-25 and subsequent Series of the Kemper Tax-Exempt Insured
Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the
policy continue to be held in such Series of the Trust.  The premium for any insurance policy or policies obtained by an
issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due
it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.
The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal
Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated
below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.
Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN
Unit Investment Trusts covered under the Trust's insurance
policy, has the right to obtain permanent insurance (the
"Permanent Insurance") with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured
Income Trust, Kemper Defined Funds Insured National Series or
EVEREN Unit Investment Trusts is eligible to be sold on an
insured basis.  It is expected that the Trustee  will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in such Series only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an
uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.
Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective
so long as such Municipal Bond is outstanding.   Therefore, any
such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus (ii) in the case of Series A-25 and subsequent Series of the Kemper Tax-Exempt
Insured Income Trust, Kemper Defined Funds Insured National
Series or EVEREN Unit Investment Trusts the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Indemnity for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio.
Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.
The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National
Series or EVEREN Unit Investment Trusts Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment
Supervision."
Financial Guaranty Insurance Company. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary is General Electric Capital Corporation ("GECC").
Neither the Corporation nor GECC is obligated to pay the debt of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December
31, 1995, the total capital and surplus of Financial Guaranty was approximately $1,000,520,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department or to the New State Insurance
Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number
(212) 621-0389).  Financial Guaranty's telephone number is (212)
312-3000.
In addition, Financial Guaranty Insurance Company is currently authorized to write insurance in all 50 states and the District of Columbia.
The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof but the Sponsor is not aware that the information herein is inaccurate or incomplete.
AMBAC Indemnity Corporation.  AMBAC Indemnity Corporation
("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the office of Commissioner of Insurance of Wisconsin, and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $2,145,000,000 and statutory capital (unaudited) of approximately $782,000,000 as of December
31, 1994. Statutory capital consists of statutory contingency reserve and policyholders' surplus. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC Inc., a 100% publicly held company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a AAA claims-paying ability rating to AMBAC. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices and its telephone number are One State Street Plaza, 17 Floor, New York,
New York 10004 and (212) 668-0340. AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bank insurance programs of AMBAC Indemnity has been and will be assumed by a number of foreign and domestic unaffiliated reinsures.
MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed Company. MBIA, Inc. is obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association. MBIA Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.
As of September 30, 1995 MBIA Corporation had admitted assets of $3.7 billion (unaudited), total liabilities of $2.5 billion (unaudited), and total capital and surplus of $1.2 billion (unaudited) prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, the Insurer has admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's has rated the claims-paying ability of MBIA "AAA." Copies of MBIA Corporation's financial statements prepared in accordance with statutory accounting practices are available from MBIA Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504. Effective December 31, 1993, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, the Insurer acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of BIG, now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to the Insurer and the Insurer has reinsured BIG's net outstanding exposure.
Moody's Investors Service rates all bonds issues insured by MBIA "Aaa" and short-term loans "MIG1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."
Financial Security Assurance. Financial Security Assurance ("Financial Security" or "FSA") is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.
Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leading insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of these securities, in consideration for payment of a premium to the insurer.
Financial Security is 91.6% owned by U S West, Inc., and 8.4% owned by Tokio Marine and Fire Insurance Co., Ltd. ("Tokio
Marine"). Neither U S West, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance
Department.
As of March 31, 1993 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $479,110,000 (unaudited) and
$220,078,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately
$628,119,000 (unaudited) and $202,493,000 (unaudited).
Copies of Financial Security's financial statements may be obtained by writing of Financial Security at 350 Park Avenue, New York, New York 10022, attention Communications Department.
Financial Security's and its telephone number is (212) 826-0100. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are reinsured among such companies at an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsures under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.
Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
Capital Guaranty Insurance Company. Capital Guaranty Insurance Company ("Capital Guaranty" or "CGIC") is a "Aaa/AAA" rated monoline stock insurance company incorporated in the State of Maryland, and is a wholly owned subsidiary of Capital Guaranty Corporation, a Maryland insurance holding company. Capital
Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange.
Capital Guaranty Corporation is authorized to provide insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands. Capital Guaranty focuses on insuring municipal securities and provides policies which guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's.
As of September 30, 1995, Capital Guaranty had $19.0 billion in net exposure outstanding (excluding defeased issues). The total statutory policyholders' surplus and contingency reserve of Capital Guaranty was $204,642,000 and the total admitted assets were $326,802,226 as reported to the Insurance Department of the State of Maryland as of September 30, 1995.
Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters is Steuart Tower, 22nd Floor, One Market Plaza, San Francisco, CA 94105-1413 and the telephone number is (415) 955-8000.
In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.
On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.
An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal
Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard &
Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.
In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.
The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under
Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling.
Furthermore, Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."
DISTRIBUTION REINVESTMENT
Each Unitholder of a Trust Fund may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund registered in such Unitholder's state of residence which is underwritten or advised by Kemper Financial Services, Inc., an affiliate of the sponsor, (the "Kemper Funds"), other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust Funds, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Funds is contained in their respective prospectuses, which can be obtained from and appropriate Trust Fund Underwriter upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.
Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program
Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date.
Any such election shall remaining effect until a subsequent notice is received by the Program Agent (See "Distributions to Unitholders").
The Program Agent is the Trustee. All inquiries concerning participation in distribution reinvestment should be directed to the Program Agent at its unit investment trust division office. INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS
As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public
Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.
TAX STATUS OF THE TRUST
All Municipal Bonds in the Trust were accompanied by copies of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal Bonds to the effect that the interest thereon is exempt from all Federal income taxes. In connection with the offering of Units of the Trust Funds, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions.
Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes (subject to various non-recognition provisions of the Internal Revenue Code of 1986, as amended (the "Code")). Such gain does not include any amounts received in respect of accrued interest or earned original issue discount, if any. It should be noted that, as further described below, accretion of market discount on tax-exempt bonds to taxation as ordinary income. Market discount can arise based on the price a Trust Fund pays for Municipal
Bonds or the price a Unitholder pays for his or her Units. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.
In the opinion of Chapman and Cutler, counsel for the Sponsor:
Each series of the Trust is not an association taxable as a corporation for federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Code will retain its status when distributed to Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.
Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued original issue discount may be subject to tax.
Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Series of the Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount (and market discount, if the Unitholder elects to include market discount in income as it accrues) and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium.
The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.
Any proceeds paid under individual insurance policies obtained by issuers of Bonds or under any insurance policies obtained by the Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.
"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.
In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust and tax-exempt original issue discount. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund
Tax and the branch profits tax imposed by Section 884 of the Code.
Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under Section 265 of the Code, certain financial institutions that acquire units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995 the U.S. Treasury Department released proposed legislation that, if adopted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding these issues should consult with their tax advisers.
In the case of certain Municipal Bonds in certain Series of the Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income.

"Substantial user" and "related person" are defined under the
Code and U.S. Treasury Regulations.  Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.
In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%.
However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.
All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.
At the respective times of issuance of the Bonds, opinions
relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trust
Funds of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.
Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.
In addition, under the Tax Act, for taxable years beginning after December 31,1993, up to eighty-five percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of
Social Security benefits received exceeds an "adjusted base
amount."  The adjusted base amount is $34,000 for married
taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.
Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain
insurance companies, certain S corporations, individual
recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7,
1995, the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States federal income taxation of non-United States Unitholders and the portion of the Trusts' income allocable to non-United States Unitholders.
The exemption of interest on state and local obligations for
Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.
TAX REPORTING AND REALLOCATION
Because the Trust receives interest and makes monthly
distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report
Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income.  Alternatively, in
certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.
PUBLIC OFFERING OF UNITS
Public Offering Price. Units of each Series of the Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for certain Series). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Cantor Fitzgerald & Co., a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest, if any, plus the sales charge applicable.  The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee or commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public
Offering Price net of the applicable broker or dealer concession. See "Public Distribution of Units" below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been
placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:
                    PERCENT OF     PERCENT
DOLLAR WEIGHTED     PUBLIC         OF NET
AVERAGE YEARS       OFFERING        AMOUNT
TO MATURITY         PRICE          INVESTED
1 to 3.99 years     2.00%          2.041%
4 to 7.99 years     3.50           3.627
8 to 14.99 years    4.50           4.712
15 or more years    5.50           5.820
The sales charge per Unit will be reduce     d as set forth below:
DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                         4 to 7.99      8 to 14.99     15 or more
Amount of Investment     Sales Charge (% of Public Offering
Price)
$1,000 to $99,999        3.50%          4.50%          5.50%
$100,000 to $499,999     3.25      4.25           5.00
$500,000 to $999,999     3.00           4.00           4.50
$1,000,000 or more       2.75           3.75           4.00
-------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.
The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.
The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator and, at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trusts without a sales charge, although a transaction processing fee may be imposed on such trades.
The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.
In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal
Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption."
The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.
The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential
Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such Series changes.
Payment for Units must be made on or before the third business day following purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.
Accrued Interest. Included in the Public Offering Price of Units of Kemper Tax-Exempt Insured Income Trust is accrued interest as described herein. Accrued Interest consists of two elements.
The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due.

For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.
The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to
Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of
Units ordered on the Date of Deposit.
The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund.  The Trustee is obligated to
provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the
Trust").
Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly,
quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.
Purchased and Daily Accrued Interest. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 1-13 is Purchased and Daily Accrued Interest as described herein. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of
original issuance of the bond.  Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust.  A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of
Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the
First Units in the Trust Fund is accounted for daily on an
accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment.  For this
reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.
If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest
computed to the settlement date in the case of sale or
liquidation and to the date of tender in the case of redemption in the Trust Fund.
Accrued Interest. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 14 and
subsequent series and all EVEREN Unit Investment Trusts Insured National Series is accrued interest as described herein. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid.  Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the
Trustee.  For this reason, with respect to sales settling
subsequent to the First Settlement Date, the Public Offering
Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.
In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering
Price in the sale of Units to the public, the Trustee will
advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date.
Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the
First Settlement Date.
Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders.  Therefore, there will always remain an item of accrued interest that is added to the value of the
Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.
Public Distribution of Units.  The Sponsor has qualified Units for sale in all states.  Units will be sold  through dealers who are members of the National Association of Securities Dealers,
Inc. and through others.  Sales may be made to or through dealers at prices which represent discounts from the Public Offering
Price as set forth in the table below.  Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular
agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.
DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                         4 to 7.99      8 to 14.99     15 or more
Amount of Investment     Discount per Unit (% of Public Offering
Price)
$1,000 to $99,999   2.00%               3.00%               4.00%
$100,000 to $499,999     1.75           2.75           3.50
$500,000 to $999,999     1.50           2.50           3.00
$1,000,000 or more       1.25           2.25           2.50
-----------------
*    If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.
In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a
minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.
The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.
The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.
Profits of Sponsor.  The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.
MARKET FOR UNITS
While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.
REDEMPTION
A Unitholder who does not dispose of Units in the secondary
market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee.  Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.  A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.
Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received
(the "Redemption Date"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal
Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.
Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be
recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such
Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.
Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.
To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.
The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.
The right of redemption may be suspended and payment postponed
(1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement. Computation of Redemption Price. The Redemption Price for Units
of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part
Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:
     A. adding (1) the cash on hand in such Series of the Trust other than cash depositor in the Trust Funds to purchase
Municipal Bonds not applied to the purchase of such Bonds; (2)
the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and
     B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of that
Series of the Trust and for which no deductions have been
previously made for the purpose of additions to the Reserve
Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the
Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series of the Trust; and
     C.   finally, dividing the results of such computation by
the number of Units of such Series of the Trust outstanding as of the date thereof.
UNITHOLDERS
Ownership of Units. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units
evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.
Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee.
The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.  The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates.

Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.
Distributions to Unitholders. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in Series of Kemper Defined
Funds and EVEREN Unit Investment Trusts in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.
Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units.
Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series.
Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest
Account of such Series.
Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.
The Trustee will distribute on each semi-annual Distribution Date
(or in the case of Kemper Defined Funds and EVEREN Unit
Investment Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series).
Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.
Statement to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.
Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:
     A.   As to the Interest Account:
     1. The amount of interest received on the Municipal Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;
     2. The amount paid from the Interest Account of such Series representing accrued interest of any Units redeemed;
     3. The deductions from the Interest Account of such Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;
     4.   Any amounts credited by the Trustee to a Reserve
Account for such Series described under "Expenses of the Trust";
and
     5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.
     B.   As to the Principal Account:
     1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;
     2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;
     3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;
     4.   Any amounts credited by the Trustee to a Reserve
Account for such Series described under "Expenses of the Trust";
and
     5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.
     C.   The following information:
     1. A list of the Municipal Bonds in such Series as of the last business day of such calendar year;
     2. The number of Units of such Series outstanding on the last business day of such calendar year;
     3.   The Redemption Price of such Series based on the last
Trust Evaluation made during such calendar year; and
     4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record
Date for each such distribution.
Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.
INVESTMENT SUPERVISION
The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.
The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series.

The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.
The portfolio insurance obtained by the Trust from AMBAC
Indemnity for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value
placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.
Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis.
It is expected that the Trustee will exercise the right to obtain Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such Series is determined based upon the insurability of each
Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.
The Trustee is permitted to utilize the option to obtain
Permanent Insurance available on Series A-25 and subsequent
Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.
The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new
obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the
Sponsor the issuer will probably default with respect to such
Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.
The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."
ADMINISTRATION OF THE TRUST
The Trustee.  The Trustee is The Bank of New York, a trust
company organized under the laws of New York.  The Bank of New
York has its officers at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal
Deposit Insurance Corporation to the extent permitted by law.
The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Series of the
Trust.   For information relating to the responsibilities of the
Trustee under the Agreement, reference is made to the material set forth under "Unitholders."
In accordance with the Trust Agreements, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Series. The books and records with respect to a Series of the Trust shall be open to inspection by any Unitholder of such Series at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in each Series of the Trust. Pursuant to the Trust Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.
Under the Trust Agreements, the Trustee or any successor trustee may resign and be discharged of its duties created by the Trust Agreements by executing an instrument in writing and filing the same with the Sponsor.
The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Trust Agreements. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor. The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.
The Evaluator.  EVEREN Unit Investment Trusts, a service of
EVEREN Securities, Inc., the Sponsor, also serves as Evaluator.
The Evaluator may resign or be removed by the Trustee, in which event the Trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Cantor Fitzgerald & Co., a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the Trust which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Cantor Fitzgerald &
Co., it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.
Amendment and Termination. The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the
Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent;
(2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.
The Trust Agreements provide that a Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series. Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.
Limitations on Liability.
The Sponsor. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreements, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.
The Trustee. The Trust Agreements provide that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The
Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Trust Agreements contain other customary provisions limiting the liability of the Trustee.
The Evaluator. The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreements provide that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.
EXPENSES OF THE TRUST
The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January
Record Date for any annual period. The Sponsor paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses.
The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time during the monthly, quarterly or semi-annual period, as appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders_Distributions to Unitholders."
For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the basis of an annual rate as set forth under "Essential
Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.
The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.
The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.
Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.
THE SPONSOR
The Sponsor, EVEREN Unit Investment Trusts, with an office at 77 West Wacker Drive, 29th Floor, Chicago, Illinois 60601, (800) 621-5024, is a service of EVEREN Securities, Inc., which is a wholly-owned subsidiary of Capital Corporation. The Sponsor acts as underwriter of a number of other EVEREN unit investment trusts and will act as underwriter of any other unit investment trust created by the Sponsor in the future. As of December 31, 1995, the total stockholder's equity of EVEREN Securities, Inc. was approximately $261,286,862 (unaudited).
If at any time the Sponsor shall of fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any Series thereof as provided therein or (c) continue to act as Trustee without terminating the Agreement.
The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any Series. Such information is included in this Prospectus only for the purposes of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Series of the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.
LEGAL OPINIONS
The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.
INDEPENDENT AUDITORS
The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
DESCRIPTION OF MUNICIPAL BOND RATINGS[3]
Standard & Poor's _ A brief description of the applicable
Standard & Poor's rating symbols and their meanings follows:
A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances. The ratings are based, in varying degrees, on the following considerations:
     I. Likelihood of default _ capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
     II.  Nature of and provisions of the obligation; and
     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.
AAA _ Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA _ Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A _ Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB _ Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Moody's Investors Service, Inc. _ A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:
Aaa _ Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.
Aa _ Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
A _ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
A1 _ Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.
Baa _ Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.
Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

[1]  Information on these items appears in Part Two
[2] Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.
[3]  As published by the rating companies.







KEMPER TAX-EXEMPT INSURED INCOME TRUSTMULTI-STATE SERIES
OHIO TAX-EXEMPT BOND TRUST SERIES 11-22
KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)
EVEREN UNIT INVESTMENT TRUSTS (TAX-EXEMPT PORTFOLIO)
PART ONE
Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of the Ohio Tax-Exempt Bond
Trust, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN
Unit Investment Trusts (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.
Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial
Guaranty Insurance Company ("Financial Guaranty") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's, a division of The McGraw Hill Companies ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. ("Moody's") and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's Investors
Service, Inc. or "AAA" by Standard & Poor's. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.
Units of the Trusts are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.
This Prospectus is in two parts. Read and retain both parts for future reference.
The date of this Part One is that datewhich is set forth in Part
Two of the Prospectus.

SPONSOR:  EVEREN UNIT INVESTMENT TRUSTS,a service of EVEREN
Securities, Inc.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
PAGE                                                        PAGE


SUMMARY   1
THE TRUST 2
PORTFOLIOS     3
Risk Factors   4
INSURANCE ON THE PORTFOLIOS   9
DISTRIBUTION REINVESTMENT     14
INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM
RETURN    14
FEDERAL TAX STATUS OF THE STATE TRUSTS  15
DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS   18
Alabama Trusts 18
Arizona Trusts 20
California Trusts   23
Colorado Trust 31
Florida Trusts 35
Louisiana Trusts    40
Massachusetts Trusts     43
Michigan Trusts     45
Minnesota Trusts    48
Missouri Trusts     50
New Jersey Trusts   52
New York Trusts     56
North Carolina Trusts    64
Ohio Trusts    69
Pennsylvania Trusts 73
Texas Trusts   79
PUBLIC OFFERING OF UNITS 82
Public Offering Price    82
Public Distribution of Units  85
Profits of Sponsor  86
MARKET FOR UNITS    86
REDEMPTION     86
Computation of Redemption Price    88
UNITHOLDERS    88
Ownership of Units  88
Distributions to Unitholders  88
Principal Distributions  90
Statements to Unitholders     90
Rights of Unitholders    90
INVESTMENT SUPERVISION   91
ADMINISTRATION OF THE TRUST   91
The Trustee    91
The Evaluator  92
Amendment and Termination     92
Limitations on Liability 93
EXPENSES OF THE TRUST    93
THE SPONSOR    94
LEGAL OPINIONS 95
AUDITORS  95
DESCRIPTION OF SECURITIES RATINGS  95
Essential Information*
Report of Certified Public Accountants*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*
*    Information on these items appears in Part Two for the
appropriate State Trust





SUMMARY
The Trust.  Kemper Tax-Exempt Insured Income Trust,
Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 11-22, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) (collectively, the "Trust") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("Municipal Bonds," "Bonds" or "Securities") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.
Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.
All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's or "Baa" by Moody's on the date such State Trust was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.
The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.
Insurance. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty"), MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two.

Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.
Public Offering Price. The Public Offering Price per Unit of each State Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the State Trust plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest from the last Record Date of such State Trust to the date of settlement (three business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."
Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders. The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders_Distributions to Unitholders."
Reinvestment. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Zurich Kemper Investments, Inc.

See "Distribution Reinvestment."
Estimated Current Return and Estimated Long-Term Return.
The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated
Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.
Market for Units. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement.
Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios_Risk Factors." THE TRUST
Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of Ohio Tax-Exempt Bond Trust, Kemper Defined Funds (Tax-Exempt
Portfolio) or EVEREN Unit Investment Trusts (Tax-Exempt
Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement[1] (the "Agreement") (such "State Trusts" being collectively referred to herein as the "Trust"). EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc., acts as Sponsor and Evaluator and The Bank of New York acts as Trustee.
A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts. Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved. All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.
Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.
The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."
PORTFOLIOS
The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard
& Poor's or "Baa" by Moody's (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity (c) the diversification of the Municipal Bonds as to purpose of issue
(d) the income to the Unitholders of the State Trust (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds and (f) the dates of maturity of the Municipal Bonds.
Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two. The
Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment
Supervision."
Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest and Estimated Current and Long-Term Returns." Each State Trust portfolio contains a listing of the sinking fund and call, provisions if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds. The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.
Risk Factors. An investment in the Units of a State Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the State Trusts will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular.
The Sponsor cannot predict whether such fluctuations will continue in the future.
Certain of the Municipal Bonds in the State Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the State Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the State Trusts, both within a particular classification and between classifications, depending on numerous factors.
Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management's capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implement a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program.
Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in the State Trusts. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in the State Trusts.
Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.
Certain of the Municipal Bonds in the State Trusts may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income.
Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds.
Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Municipal Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status.

In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance. Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and State programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the State Trusts, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the State Trusts will not attempt to so redeem a Municipal Bond in the State Trusts.
Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.
Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects.
Increasing environmental regulation on the Federal, State and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures.
Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.
Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal
Bonds to make payments of principal and/or interest on such Municipal Bonds.
The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply
System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.
Certain of the Municipal Bonds in the State Trusts may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the State Trusts may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the State Trusts prior to the stated maturity of such Municipal
Bonds.
Certain of the Municipal Bonds in the State Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore by affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The
Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal
Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
Certain of the Municipal Bonds in the State Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments.

General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.
In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.
Certain of the Municipal Bonds in the State Trusts may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers.
In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.
Certain of the Municipal Bonds in the State Trusts may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.
Certain of the Bonds in the Trust Funds may be sales and/or use tax revenue bonds whose revenues are derived from the proceeds of a special sales or use tax. Such taxes are generally subject to continuing Legislature approval. Payments may be adversely affected by reduction of revenues due to decreased use of a facility or decreased sales.
Certain of the Municipal Bonds in the State Trusts may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.
For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Federal Tax Status of the State Trusts."
Investors should be aware that many of the Municipal Bonds in the State Trusts are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the State Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligers on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.
Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.
Certain issues of the Municipal Bonds in the State Trusts represent "moral obligations" of another governmental entity. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.
If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the State or municipality in question. Even though the State may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the State. The agencies or authorities generally have no taxing power.
To the best of the Sponsor's knowledge, as of the date of this Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any State Trust.
Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.
INSURANCE ON THE PORTFOLIOS
All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State
Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above describe events.
The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State
Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.
Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond under the Trust's insurance policy, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis.
The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.
Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal
Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus (ii) the insurance premium attributable to the Permanent Insurance. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "Fiscal
Agent"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "due for payment" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "due for payment" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.
Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial
Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof. Financial Guaranty Insurance Company. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company (the "Corporation"). The Corporation is a wholly owned subsidiary of General Electric Capital Corporation ("GECC").
Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December
31, 1995 the total capital and surplus of Financial Guaranty was approximately $1,000,520,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department (telephone number is (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York 10013, Attention: Property Companies Bureau (telephone number (212) 621-0389).
In addition, Financial Guaranty is currently authorized to write with insurance in all 50 states and the District of Columbia.
The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof but the Sponsor is not aware that the information herein is inaccurate or incomplete.
AMBAC Indemnity Corporation.  AMBAC Indemnity Corporation
("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $2,145,000,000 and statutory capital (unaudited) of approximately $782,000,000 as of December 31, 1994. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a AAA claims-paying ability rating to AMBAC. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from AMBAC.
The address of AMBAC's administrative offices and its telephone number at One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340. AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bonds insurance programs of AMBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.
MBIA Insurance Corporation.  MBIA Insurance Corporation
("MBIA Corporation") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc.
is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association. MBIA Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam.
As of December 31, 1995 MBIA Corporation had admitted assets of
$3.8 billion (unaudited), total liabilities of $2.5 billion (unaudited), and total capital and surplus of $1.3 billion (unaudited) prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's has rated the claims paying ability of MBIA "AAA." Copies of MBIA Corporation's financial statements prepared in accordance with statutory accounting practices are available form MBIA Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504. Effective December 31, 1989 MBIA Inc. acquired Bond Investors
Group, Inc. On January 5, 1990, the Insurer acquired all of the outstanding stock of Bond Investors Group, Inc., The parent of BIG, now known as MBIA Insurance Corp. of Illinois. Though a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to the Insurer and the Insurer has reinsured BIG's net outstanding exposure.
Moody's Investors Service rates all bonds issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."
Financial Security Assurance. Financial Security Assurance ("Financial Security" or "FSA") is monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.
Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leading insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of these securities, in consideration for payment of a premium to the insurer.
Financial Security is 91.6% owned by U S West, Inc., and 8.4% owned by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). Neither U S WEST, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance
Department.
As of March 31, 1993, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $479,110,000 (unaudited) and
$220,078,000 (unaudited), and the total shareholder's equity and the unearned premium reserve, respectively of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately
$628,119,000 (unaudited) and $202,493,000 (unaudited).
Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's Telephone number is (212) 826-0100.
Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are insured among such companies at an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsurers a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.
Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
Capital Guaranty Insurance Company.  Capital Guaranty
Insurance Company ("Capital Guaranty") was incorporated in
Maryland on June 25, 1986, and is wholly owned subsidiary of Capital Guaranty Corporation, a Maryland insurance holding company. Capital Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange. Capital Guaranty Insurance Company is authorized to provide insurance in all 50 states, the District of Columbia and three
U.S. territories. Capital Guaranty focuses on insuring municipal securities and provides policies which guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's.
As of September 30, 1995, Capital Guaranty had $19.0 billion in net exposure outstanding (excluding defeased issues). The total policyholders' surplus and contingency reserve of Capital
Guaranty was $204,642,000 (unaudited), and the total admitted assets were $326,802,226 (unaudited) as reported to the Insurance Department of the State of Maryland. Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters is Steuart Tower, 22nd Floor, One Market Plaza, San Francisco, CA 94105-1413 and the telephone number is (415)
995-8000.
Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal
Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained. The "AAA" Unit rating received by a State
Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period.
On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.
An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard & Poor's "AAA" rating and/or Moody's
"Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such
Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.
In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.
The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under
Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."
DISTRIBUTION REINVESTMENT
Each Unitholder of a State Trust may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund underwritten or advised by Zurich Kemper Investments, Inc. (the "Kemper Funds") which are registered in the Unitholder's State of Residence, other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper
Funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest.
A Unitholder who desires to have such distributions automatically reinvested without charge should file a written notice of election with the Program Agent referred to below. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program
Agent.  See "Unitholders_Distributions to Unitholders."
The Program Agent is the Trustee. All inquiries concerning participation in distribution reinvestment should be directed to the Trustee at its unit investment trust office.
INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM
RETURN
As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus.
Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public
Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in accrued interest therefore, there is no assurance that the present
Estimated Current Returns will be realized in the future.
Estimated Long-Term Returns are calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.
FEDERAL TAX STATUS OF THE STATE TRUSTS
All Municipal Bonds deposited in a Trust were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Municipal Bonds, to the effect that the interest thereon is excludable from gross income for Federal income tax purposes. In connection with the offering of Units of a Trust, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions.
With respect to each Trust, counsel for the Sponsor rendered an opinion as of the Date of Deposit that:
The Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code") will retain its status when distributed to Unitholders however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.
Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to their value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.
Any insurance proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.
The Revenue Reconciliation Act of 1993 (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.
In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December
31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund
Tax could be extended retroactively. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by
Section 884 of the Code.
Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section
265 of the Code, certain financial institutions that acquire
Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995 the U.S. Treasury Department released proposed legislation that, if enacted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding these issues should consult with their tax advisers.
In the case of certain Municipal Bonds in a Trust, the opinions of bond counsel indicate that interest on such Municipal Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Municipal Bonds or persons related thereto, for periods while such Municipal Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Municipal Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.
In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%.
However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.
All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.
At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its counsel has made any special review for the Trust of the proceedings relating to the issuance of the bonds or of the basis for such opinions.
Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.
In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount."
The adjusted based amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social
Security benefits in gross income.
Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States Federal income taxation of non-United States Unitholders and the portion of the Trusts' income allocable to non-United States Unitholders.
Similar language, which would be effective on the date of enactment, was included in the Health Insurance Reform Bill as passed by the U.S. Senate on April 23, 1996.
For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.
DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS
Alabama Trusts. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By
1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.
Among several leading manufacturing industries have been pulp and papers and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.
In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general healthcare industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.
The economy in the State of Alabama recovered quickly from the recession of the early 1980s. Since 1983, the State has recovered and moved forward faster than the national average.
The Alabama Development Office reported as of December 31, 1992, that for the sixth consecutive year, more than two billion dollars were expended in Alabama for new and expanded industries.

The State had new and expanding capital investment of $2.2 billion in 1991 and $2.0 billion in 1992. These expenditures included 17,893 announced jobs created by 845 separate companies for 1991 and 19,582 announced jobs by 979 companies in 1992.
From 1987_1991, $13.2 billion was invested in new or expanding industry in the State. Some of the largest investments during this period include Alabama Pine Pulp Company ($700 million)
Mead Corporation ($300 million) EXXON Company, USA ($900 million) Gulf States Paper ($225 million) and United States
Steel Corp. ($200 million). During 1992, three significant projects were announced by companies within the State. These projects are by Scott Paper Company ($344 million) Russell Corporation ($147 million) and Courtfaulds Fibers, Inc. ($125 million).
During the recent recession, State revenues suffered along with the rest of the nation. Growth in overall tax revenues was only about 3.4% from fiscal 1991 to 1992. Corporate income tax receipts declined slightly from 1991 to 1992. However, State tax collections were up by about 8.9% for the nine month period ending June 30, 1993, as compared to the same period for fiscal 1992, indicating an economic recovery is in progress. Individual income tax receipts and sales tax receipts for the same nine month period increased 8.0% and 7.8%, respectively.
 .c3.Real Gross State Product. Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1984 to 1992 RGSP originating in manufacturing increased by 2.5% per year while RGSP originating in all the non-manufacturing sectors grew by 2.1% per year.
Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1986 and 1992 were Mining Transportation Communication and Public Utilities and Services.

From 1986 to 1992, RGSP originating in Mining increased by 5.7% per year, Transportation, Communication and Public Utilities grew by 6.2% per year, and Services grew by 3.8% per year. The present movement toward diversification of the State's manufacturing base and a similar present trend toward enlargement and diversification of the transportation, communication, and public utilities and service industries in the State are expected to lead to increased economic stability.
 .c3.Employment. There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early 1980s. Since 1989, unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector.
 .c3.Transportation. Alabama contains one of the largest networks of inland river systems in the nation. Across the northern section of the State, through the heartland and down to the Gulf of Mexico flow the waters of four major rivers offering barge transportation to industries and businesses that depend on the movement of large, heavy or bulky cargoes.
The Port of Mobile is one of the nation's busiest ports in tons of cargo handled. During the fiscal year ending September 30, 1991, the Port of Mobile handled approximately 35,031,521 tons of cargo. It has been the largest port of entry in the United
States for bauxite, a basic ingredient in aluminum. Other important imports handled at the Port of Mobile are manganese, iron ore, chrome ore, newsprint, wire and nails. In addition to coal, the State's most important export, the other significant exports passing through the Port of Mobile are soybeans, corn, flour, wheat, rice, lumber, scrap iron, paper and paper products, creosoted timbers, dry milk, iron, steel and iron and steel products.
Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.
Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could adversely affect the market value of the bonds held by the Alabama Trust and thereby adversely affect Unitholders.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Alabama Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama Trust to pay interest on or principal of the Bonds.
At the time of the closing for each Alabama Trust, Special
Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:
The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.
Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.
Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.
Interest on obligations of the State of Alabama and subdivisions thereof and on bona fide tax-exempt obligations of the United States' Possessions held by the Alabama Trust which is exempt from Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder. Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.
Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.
Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.
Arizona Trusts. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.
Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.
The unemployment rate in Arizona for 1994 was 6.3% and for 1993 was 6.2%. This compares favorably with a national rate of 6.3% in 1994 and 6.8% in 1993.
In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.
 .c3.Budgetary Process. Arizona operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the year ending June 30, 1995.
Total General and Special Revenue Funds revenues of $6.5 billion were expected during fiscal year 1994. Approximately 44.5% of this budgeted revenue comes from sales and use taxes, 44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Fund revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.
For fiscal year 1994, the budget called for expenditures of approximately $6.3 billion. These expenditures fell into the following major categories: education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government (15.5%) and inspection and regulation, natural resources, transportation and other (6.8%). The State's general fund revenues for fiscal year 1995 are budgeted at approximately $4.7 billion.
Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value of marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State.

In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year.
These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.
Although most of the Bonds in an Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.
On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al. v
Dianne Bishop, et al. (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution.
Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt
Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the
Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.
Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation.
Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.
Arizona does not participate in the federally administered
Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial requirements, through managed care programs. In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds.
Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations during the past three years.
Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July
15, 1991, several creditors of Tucson Electric Power Company
("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December, 1992, Tucson Electric announced that it had completed its financial restructuring. In January, 1993, Tucson Electric asked the
Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.
Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1993-94. A combination of tax refunds and tax credits will be used to satisfy this liability.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Arizona Trusts are subject, Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Arizona Trusts to pay interest on or principal of the Bonds.
At the time of the closing for each Arizona Trust, Special
Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:
For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.
For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.
To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes
Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.
Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust with represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.
Neither the Bonds nor the Units will be subject to Arizona property taxes, sales taxes or use taxes.
Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provisions of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
California Trusts. The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.
These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California
(the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.
There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on the State's limited water resources and its infrastructure. Resultant traffic congestion, school overcrowding and high housing costs have increased demands for government services and may impede future economic growth. Population growth has slowed between 1991 and 1993 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. Generally, the household incomes of new residents have been departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.
From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.
Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect
State revenues.
Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly,
Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.
Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.
The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.
"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since
1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.
Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bond and lease purchase debt of the State increased from $9.4 billion at June 30, 1987 to $23.5 billion at June 30, 1994. In FY
1993-94, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.
The principal sources of General Fund revenues in 1993_94 were the California personal income tax (44% of total revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special
Fund for Economic Uncertainties (the "Economic Uncertainties
Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General
Fund revenues (currently about 33%).
Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The
State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.
As a result of these factors, among others, from the late 1980's until 1992-1993, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including: significant cuts in health and welfare program expenditures transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools reduction in growth of support for higher education programs, coupled with increases in student fees revenue increases (particularly in the 1992-93
Fiscal Year budget), most of which were for a short duration increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested) and various on-time adjustments and accounting changes.
Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal
Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.
The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results.
While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.
A consequence of the accumulated budget deficits in the early
1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State
Controller was forced to issue registered warrants ("IOUs") to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.
Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between
July 1 and September 4, 1992, the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemptions from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.
The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.
The State issued $7.0 billion of short-term debt in July, 1994, to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of the $4 billion, 22-month part of this borrowing, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General
Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State
Controller, as part of the Trigger Law, reported that the cash position of the General Fund on June 30, 1995, would be about
$580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.
For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.
The 1995-96 Budget Act was signed by the Governor on August 3,
1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion. Expenditures are budgeted at $43.4 billion. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.
The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the third step in the Budget Adjustment Law process. If the Controller believes the available cash resources on June 30, 1996 will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December, 1995.
The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government) assumed further federal aid for illegal immigrant costs and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.
State general obligation bonds ratings were reduced in July, 1994 to "A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991.
There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.
The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by the State to the Public Employees
Retirement System, reductions in welfare payments, and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year.
There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal
Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.
Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved, in 1993, dedicating
0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.
To the extent the State should be constrained by its Article XIII appropriations limit, or its obligation to conform to Proposition
98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county
(Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond
Unified School District (Contra Costa County) entered bankruptcy proceedings in May, 1991, but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 Fiscal
Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below)
Orange County also has implemented stringent cuts in services and has laid off workers.
California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.
Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs.
The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.
Several years ago, the Richmond United School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.
Limitations on ad valorem property taxes may particularly affect
"tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore. other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California
Municipal Obligations.
Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates (ii) an insurer to perform on its contracts of insurance in the event of widespread losses or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.
On January 17, 1994, a major earthquake with an estimated magnitude 6.8 on the Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion. While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there will be an ultimate loss of health and income in the region, in addition to costs of the disruption caused by the event. Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months already the local construction industry has picked up. Although the earthquake will hinder recovery from the recession in Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region. Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge).
On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. Approximately 180 other public entities, most but not all located in the County, were also depositors in the Pools.
The County estimated the Pools' loss at about $1.64 billion, or 23% of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.
On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995 these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.
The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 Fiscal Year.
At the time of the closing for each California Trust, Special
Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:
     (1) the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California
     (2)  amounts treated as interest on the underlying
Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear
     (3) under California income tax law, each Unitholder in the California Trust will have a taxable event when the California
Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when
Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates
     (4) under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax
     (5) any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations and
     (6) under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise
Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose.
The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal
Revenue Service interpretations of similar Federal provisions.
At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special
Counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.
Colorado Trust.  .c3.Restrictions on Appropriations and
Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve was set at
2% for 1994 and 3% for 1995 and later years.  For fiscal year
1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or
(ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.
The 1993 ending General Fund balance was $326.8 million, which was $196.9 million over the Combined Unappropriated Reserve and Emergency Reserve requirement. The 1994 fiscal year ending
General Fund balance was $405.1 million, or $234.0 million over the required Unappropriated Reserve and Emergency Reserve. Based on June 20, 1995 estimates, the 1995 fiscal year ending General
Fund balance is expected to be $427.0 million, or $204.8 million over the required Unappropriated Reserve and Emergency Reserve.
On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defend as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.
The provisions of the Amendment are unclear and will probably require judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues
(cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.
Litigation concerning several issues relating to the Amendment is pending in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval (ii) whether a multi-year lease-purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement and
(iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado
Supreme Court held that Districts can increase mill levies to pay levies to pay debt service on general obligation bonds issued after the effective date of the Amendment in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late
1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment however, the Court did not address the issue of how valid enterprises may be created. Future litigation in the "enterprise" arena may be filed in the future to clarify these issues.
According to the Colorado Economic Perspective, Fourth Quarter,
FY 1994-95, June 20, 1995 (the "Economic Report"), inflation for
1993 was 4.2% and population grew at the rate of 2.9% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1995 fiscal year will be limited to 7.1% over expenditures during the 1994 fiscal year. The limitation for the 1996 fiscal year is projected to be 7.0%, based on projected inflation of 4.4% for 1994 and projected population growth of 2.6% during 1994. The 1994 fiscal year is the base year for calculating the limitation for the 1995 fiscal year.
For the 1994 fiscal year, General Fund revenues totalled $3,725.2 million and program revenues (cash funds) totalled $1,659.9 million, resulting in total estimated base revenues of $5,385.1 million. Expenditures for the 1995 fiscal year, therefore, cannot exceed $5,767.4 million. However, the 1995 fiscal year
General Fund and program revenues (cash funds) are projected to be only $5,664.7 million, or $102.7 million less than expenditures allowed under the spending limitation.
There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.
 .c3.State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $16.3 million in fiscal year 1991, $133.3 million in fiscal year 1992, $326.6 million in fiscal year
1993 and $405.1 million in fiscal year 1994.  The fiscal year
1995 unrestricted General Fund ending balance is currently projected to be $427.0 million.
For fiscal year 1994, the following tax categories generated the following percentages of the State's $3,725.2 million total gross receipts: individual income taxes represented 51.5% of gross fiscal year 1994 receipts sales, use and other excise taxes represented 32.4% of gross fiscal year 1994 receipts and corporate income taxes represented 3.9% of gross fiscal year 1994 receipts. The final budget for fiscal year 1995 projects General
Fund revenues of approximately $3,929.6 million and appropriations of approximately $3,905.9 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1995 are not expected to be significantly different from fiscal year 1994 percentages.
 .c3.State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The
State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.
 .c3.State Economy. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1994 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the fourth and fifth largest employment sectors in the State, representing approximately 17.1% and 10.9%, respectively, of non-agricultural employment in the State in 1994. The Office of Planning and Budgeting projects similar concentrations for 1995 and 1996.
According to the Economic Report, the unemployment rate improved slightly from an average of 5.2% during 1993 to 4.2% during 1994.

Total retail sales increased by 12.2% during 1994. Colorado continued to surpass the job growth rate of the United States with a 2.8% rate of growth projected for Colorado in 1994, as compared with 2.7% for the nation as a whole. However, the rate of job growth in Colorado is expected to be lower in 1995 than the 1994 rate as a result of layoffs at Lowry Air Force Base, Public Service Company, Continental Airlines and U.S. West. Personal income rose 7.5% in Colorado during 1993 and 7.6% in 1992. During 1994, personal income rose 6.6% in Colorado, as compared with 6.1% for the nation as a whole.
Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Colorado Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Colorado Trusts to pay interest on or principal of the Bonds.
At the time of the closing for each Colorado Trust, Special
Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:
Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.
With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:
     (1) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described
     (2) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder
     (3) Any proceeds paid under an insurance policy or policies, if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations
     (4) Any proceeds paid under individual policies obtained by the Bond issuer, the underwriters, the Sponsor or others which represent maturing interest on defaulted obligations held by the Trustee will not be includable in income for Colorado income tax purposes if, and to the same extent as, such interest would not have been so includable if paid in the normal course by the issuer of the defaulted obligations
     (5) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later)
     (6) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost and
     (7) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.
Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.
Florida Trusts. .c3.Population. In 1980, Florida was the seventh most populous state in the United States. The State has grown dramatically since then and as of April 1, 1994, ranks fourth with an estimated population of 13.9 million. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 235,600 new residents a year from 1985 through 1994. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. Florida continues to be the fastest growing of the eleven largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.
 .c3.Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1985 through 1994, the State's real per capita personal income rose at an average of 5.2% per year, while the national real per capita income increased at an average of 5.1% per year.
Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1994 was 1.5% of total personal income, while a similar figure for the nation was 72.6%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.
The State's per capita personal income in 1994 of $21,677 was slightly below the national average of $1,809 and significantly ahead of that for the southeast United States, which was $19,649.

Real personal income in the State is estimated to increase 4.6% in 1995-96 and 3.8% in 1996-97. Real personal income per capita in the State is projected to grow at 2.7% in 1995_96 and 1.9% in 1996_97. The Florida economy appears to be performing in line with the U.S. economy and is expected to experience steady if unspectacular growth.
 .c3.Employment. Since 1985, the State's population has increased an estimated 26.1%. In the same period, Florida's total non-farm employment has grown by approximately 37.9%.
Since 1985, the job creation rate in the State is almost twice that of the nation as a whole. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing, and resource-based manufacturing, which have declined as a proportion of total State employment. The State's private sector employment is 86.4% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above the national average. The average in Florida since 1985 has been 6.3%. The national average is 6.4%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization"), the State's unemployment rate was 6.6% during 1994. As of November, 1995, the Organization estimates that the unemployment rate will be 5.6% for 1995-96 and 5.7% for 1996-97. The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole.
Total non-farm employment in Florida is expected to increase
3.2.% in 1995-96 and rise 3.0% in 1996-97. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 5.3.% in 1995-96, while growing 4.5% in 1996-97. Trade is expected to expand 3.4% in 1996 and 3.0% in 1997. The service sector is now the State's largest employment category.
 .c3.Construction. The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was just about 7.5%, and in 1994, the share had edged downward to 5.0%. This trend is expected to continue as the State's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1994 while the State's population is 5.3% of the U.S. total population. Florida's housing starts since 1980 have represented an average of 11.0% of the United States' total annual starts, and since 1985 total housing starts have averaged 48,500 a year.
A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid-235,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction activity in the State.
Single and multi-family housing starts in 1995_96 are projected to reach a combined level of 113,200, increasing to 115,100 next year. Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. Total construction expenditures are forecasted to increase 4.0% this year and increase 5.3% next year.
The State has continuously been dependent on the highly cyclical construction and construction_related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction_related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will continue throughout the 1990s in which case there could be an adverse impact on the State's economy through the loss of construction and construction_related manufacturing jobs. Also, increases in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow.
 .c3.Tourism. Tourism is one of Florida's most important industries. Approximately 39.9 million tourists visited the State in 1993, as reported by the Florida Department of Commerce.

In terms of business activities and state tax revenues, tourists in Florida in 1994 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to increase by 1.3% this year, and 4.3% next year. Tourist arrivals to Florida by air are expected to decrease by 0.5% this year and increase by 4.6% next year, while arrivals by car are expected to rise 3.2% in 1995-96 and 4.9% in 1996_97. By the end of the State's current fiscal year, 41.1 million domestic and international tourists are expected to have visited the State. In 1995-96, tourist arrivals should approximate 43.2 million.
 .c3.Revenues and Expenses.  Estimated fiscal year 1995-96
General Revenue plus Working Capital and Budget Stabilization funds available to the State total $15,149.12 million, a 2.2% increase over 1994-95. Of the total General Revenue plus Working
Capital and Budget Stabilization funds available to the State, $14,456.7 million of that is Estimated Revenues (excluding the Andrew impact), which represents an increase of 5.9% over the previous year's Estimated Revenues. With effective General
Revenues plus Working Capital and Budget Stabilization Fund appropriations at $14,824.09 million, unencumbered reserves at the end of 1995-96 are estimated at $325.1 million. Estimated fiscal year 1996-97 General Revenue plus Working Capital and
Budget Stabilization funds available total $15,717.8 million, a 3.8% increase over 1995-96. The $15,717.8 million in Estimated
Revenues represents an increase of 5.6% over the previous year's
Estimated Revenues.
In fiscal year 1994-95, approximately 66% of the State's total direct revenue to its three operating funds was derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 67%, 7%, 4% and 4%, respectively, of total General
Revenue Funds available during fiscal 1994-95. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 32%, and 11%, respectively, of total expenditures from the General Revenue Fund.
The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed
0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1995, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $10,672 million, an increase of 6.0% over fiscal year 1993-94. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.
The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $437.3 million in fiscal year ending June 30, 1995. Alcoholic beverage tax receipts increased 1.0% from the previous year's total. The revenues collected from this tax are deposited into the State's
General Revenue Fund.
The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund.
For the fiscal year ended June 30, 1995, receipts from this source were $1,063.5 million, an increase of 1.5% from fiscal year 1993-94.
The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, an 11.4% decrease from the previous fiscal year. Beginning in fiscal year 1993-94, 62.63% of these taxes are to be deposited to the General Revenue Fund.
The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education
Capital Outlay and Debt Service Trust Fund.  In fiscal year
1993-94, this amounted to $508.4 million.
The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1994-95, total tangible personal property tax collections were $818.0 million, a 2.1% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.
The State's severance tax taxes oil, gas, and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $61.2 million during fiscal year 1994-95, up 1.1% from the previous year. Currently, 58% of this amount is transferred to the General Revenue Fund.
The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totalled $2.19 billion, providing education with approximately $853.2 million.
 .c3.Debt-Balanced Budget Requirement.  At the end of fiscal
1994, approximately $6.07 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1994, the State issued about $1.17 billion in principal amount of full faith and credit bonds.
The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund.
Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.
 .c3.Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.
Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.
The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State.
The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The
Circuit Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect.
In the State's appeal of the lower court's decision, the Florida
Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and required refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $88 million.
The State maintains a bond rating of Aa, AA and AA from Moody's
Investors Service, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.
The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Florida Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Florida Trusts to pay interest on or principal of the Bonds.
At the time of the closing for each Florida Trust, Counsel to the Fund for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:
For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.
Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida
Trust.  Any amounts paid to the Florida Trust or to Non-Corporate
Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.
Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non-business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other
Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute
"non-business income" as defined by Chapter 220 and if income is otherwise allocable to Florida under Chapter 220.
Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in
Section 2011 of the Internal Revenue Code.
Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangibles personal property tax or Florida sales or use tax.
Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
Louisiana Trusts. The following discussion regarding the financial condition of the state government may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in the State of Louisiana (the
"State"). Such information, and the following discussion regarding the economy of the State, is based upon information about general economic conditions that may or may not affect issuers of the Louisiana obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents, but is not aware of any facts which would render such information inaccurate.
On December 19, 1990, the State received a rating upgrade on its general obligation bonds to the current Standard & Poor's rating of A from BBB-plus and was placed on Standard & Poor's
Corporation's positive credit watch. Standard & Poor's cited improvements in the State's cash flow and fiscal reforms approved by voters in the fall of 1990. The current Moody's rating on the State's general obligation bonds remains unchanged at BBB-plus.
There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.
The Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the State Legislature. The Conference was established by the Legislature to provide an official estimate of anticipated State revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(B) of the State Constitution. Act No. 814 provides that the Governor shall cause to be prepared an executive budget presenting a complete financial and programmatic plan for the ensuing fiscal year based only upon the official estimate of anticipated State revenues as determined by the Revenue Estimating Conference. Act
No. 814 further provides that at no time shall appropriations or expenditures for any fiscal year exceed the official estimate of anticipated State revenues for that fiscal year. During the 1990
Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), which was approved by the State electorate, granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties and responsibilities which are currently provided by statute.
The State General Fund is the principal operating fund of the State, and was established administratively to provide for the distribution of funds appropriated by the State Legislature for the ordinary expenses of the State government. Revenue is provided from the direct deposit of federal grants and the transfer of State revenues from the Bond Security and Redemption
Fund after general obligation debt requirements are met.  The
Revenue Estimating Conference met in February of 1991 and reported a projected $437.5 million State General Fund surplus for the fiscal year ending June 30, 1991. This surplus will be available for expenditures during the Fiscal Year 1991-92. The beginning State General Fund surplus for fiscal year 1990-1991 was $702.3 million. The official recurring State General Fund estimate for Fiscal Year 1990-91 (Revenue Estimating Conference
February 1991 as revised April 1991) is $4,173.5 million.
The Transportation Trust Fund was established pursuant to (i)
Section 27 of Article VII of the State Constitution and (ii) Act
No. 16 of the First Extraordinary Session of the Louisiana
Legislature for the year 1989 (collectively the "Act") for the purpose of funding construction and maintenance of state and federal roads and bridges, the statewide flood-control program, ports, airports, transit and state police traffic control projects and to fund the Parish Transportation Fund. The
Transportation Trust Fund is funded by a levy of $0.20 per gallon on gasoline and motor fuels and on special fuels (diesel, propane, butane and compressed natural gas) used, sold or consumed in the state (the "Gasoline and Motor Fuels Taxes and Special Fuels Taxes"). This levy was increased from $0.16 per gallon (the "Existing Taxes") to the current $0.20 per gallon pursuant to Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989, as amended. The additional tax of $0.04 per gallon (the "Act 16 Taxes") became effective January 1, 1990 and will expire on the earlier of January 1, 2005 or the date on which obligations secured by the Act No. 16 taxes are no longer outstanding. The Transportation
Infrastructure Model for Economic Development Account (the "TIME
Account") was established in the Transportation Trust Fund.
Moneys in the TIME Account will be expended for certain projects identified in the Act aggregating $1.4 billion and to fund not exceeding $160 million of additional capital transportation projects. The State issued $263,902,639.95 of Gasoline and Fuels
Tax Revenue Bonds, 1990 Series A, dated April 15, 1990 payable from the (i) Act No. 16 Taxes, (ii) any Act No. 16 Taxes and
Existing Taxes deposited in the Transportation Trust Fund, and
(iii) any additional taxes on gasoline and motor fuels and special fuels pledged for the payment of said Bonds.
The Louisiana Recovery District (the "Recovery District") was created pursuant to Act No. 15 of the First Extraordinary Session of the Legislature of Louisiana of 1988 to assist the State in the reduction and elimination of a deficit existing at the time and the delivery of essential services to its citizens and to assist parishes, cities and other units of local government experiencing cash flow difficulties. The Recovery District is a special taxing district the boundaries of which are coterminous with the State and is a body politic and corporate and a political subdivision of the State. The Recovery District issued
$979,125,000 of Louisiana Recovery District Sales Tax Bonds,
Series 1988, dated July 1, 1988, secured by (i) the revenues derived from the District's 1% statewide sales and use tax remaining after the costs of collection and (ii) all funds and accounts held under the Recovery District's General Bond
Resolution and all investment earnings on such funds and accounts. As of June 30, 1990, the principal amount outstanding was $851,880,000.
The Legislature passed tax measures which are projected to raise approximately $418 million in additional revenues for Fiscal Year
1990-91, the most important of which include the following: sales tax--$328.3 million hazardous waste tax--$41.3 million severance tax--$39.2 million income tax--$14.9 million and tobacco tax--$14.0 million. The Legislature also passed several constitutional amendments which were approved by the state electorate, resulting in comprehensive budgetary reforms mandating that: both proposed and adopted budgets be balanced in accordance with the official forecast of the Revenue Estimating
Conference any new tax proposal be tied to specific expenditures all mineral revenues earned by the State in excess of $750 million be placed in the Revenue Stabilization Mineral
Trust Fund, to be used as a "rainy day fund" and the regular legislative session must end prior to the completion of the fiscal year in order to streamline budgetary reporting and planning. The Legislature also adopted a proposed constitutional amendment which was approved by the State electorate permitting the creation of a Louisiana lottery. The lottery is projected to generate approximately $111 million per year in net revenues for the State.
Only local governmental units levy ad valorem taxes at present.
Under the 1921 State Constitution, a 5.75 mills ad valorem tax was being levied by the State until January 1, 1973, at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution, a State ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans.
Since local governments are also prohibited from levying an individual income tax by the constitution, their reliance on State government is increased under the existing tax structure.
The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Louisiana Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trust to pay interest on or principal of the Bonds. At the time of the closing for each Louisiana Trust, Special
Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:
     (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.
     (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.
     (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust
(whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income.
     (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.
As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.
In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana
Trust is not an association taxable as a corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana
Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.
Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana tax status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.
Massachusetts Trusts. The Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the "Bonds"). The
Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.
 .c3.The Massachusetts Economy.  After declining since 1987,
Massachusetts employment in 1993 has shown positive annual growth. While Massachusetts has benefitted from an annual job growth rate of approximately 2% since the early 1980s, by 1989, employment had started to decline. Nonagricultural employment declined 0.7% in 1989, 4.0% in 1990, 5.5% in 1991, 0.9% in 1992,
and 1.7% in 1993. A comparison of total, nonagricultural employment in November 1993 with that in November 1994 indicates an increase of 2.4%.
From 1980 to 1989, Massachusetts' unemployment rate was significantly lower than the national average. By 1990, however, unemployment reached 6.0%, exceeding the national average for the first time since 1977. The Massachusetts unemployment rate peaked in 1991 at 9.0% and dropped to 6.9% in 1993.
In recent years, per capita personal income growth in Massachusetts has slowed, after several years during which it was among the highest in the nation. From 1992 to 1993, nominal per capita income in Massachusetts increased 3.6% as compared to 3.2% for the nation as a whole.
The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to less than one-half the rate of increase in the United States population as a whole.
Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.3% of the state work force in November of 1994, is the largest sector in the Massachusetts economy. Government employment is below the national average, representing less than 14% of the Massachusetts work force. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980s in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.
Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the major Central
Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown
Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston.
Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990s.
 .c3.State Finances.  In fiscal years 1987 through 1991,
Commonwealth spending exceeded revenues. Spending in five major expenditure categories _ Medicaid, debt service, public assistance, group health insurance and transit subsidies _ grew at rates well in excess of the rate of inflation for the comparable period. During the same period, the Commonwealth's tax revenues repeatedly failed to meet official forecasts. That revenue shortfall combined with steadily escalating costs contributed to serious budgetary and financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and certain of its public bodies and municipalities, and which may have contributed to higher interest rates on debt obligations issued by them.
More conservative revenue forecasting for fiscal 1992 together with significant efforts to restrain spending during fiscal 1991 and reductions in budgeted program expenditures for fiscal 1992 and fiscal 1993 and fiscal 1994 have moderated these difficulties, and the Commonwealth has shown significant surpluses of revenues and other sources over expenditures and other uses in the Commonwealth's budgeted operating funds for those years. For fiscal 1995, the cash flow projection prepared by the office of the State Treasurer in December 1994, based upon actual results through October 1994, upon revenue and spending estimates as of December 1994, and upon various other assumptions, estimates the fiscal 1995 year-end cash position of the Commonwealth to be approximately $447 million. Although the Secretary for Administration and Finance has revised tax revenue estimates downward since then, the fiscal 1995 non-tax revenue estimate has been revised upon upward, and is projected to offset the expected decline in tax revenues.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts Trust are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts Trust to pay interest on or principal of the Bonds.
At the time of the closing for each Massachusetts Trust, Special
Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:
     (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under
Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.
     (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.
     (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts
General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts
Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.
     (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts
Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.
     (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts
Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.
     (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.
     (7)  In determining such gain or loss Massachusetts
Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.
     (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.
Michigan Trusts. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.
In July 1995, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa." In October 1989, Standard & Poor's Ratings Group raised its rating on the State's general obligation bonds to "AA."
The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, the State is a party to various legal proceedings, some of which could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.
In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ending September 30, 1990 and 1991, the State reported negative year-end balances in the General Fund/School
Aid Fund of $310.4 million and $169.4 million, respectively.  The
State ended each of the 1992, 1993, 1994 and 1995 fiscal years with its General Fund/School Aid Fund in balance, after having made substantial transfers to the Budget Stabilization Fund in 1993, 1994, and 1995. A positive cash balance in the combined
General Fund/School Aid Fund was recorded at September 30, 1990.
In the 1991 through 1993 fiscal years, the State experienced deteriorating cash balances which necessitated short-term borrowing and the deferral of certain scheduled cash payments.
The State did not borrow for cash flow purposes in 1994, but borrowed $500 million on March 9, 1995, which was repaid on September 29, 1995 and $900 million on February 20, 1996, with a maturity date of September 30, 1996. The State's Budget
Stabilization Fund received transfers of $283 million in 1993, $464 million in 1994 and $320 million in 1995, bringing the balance in the Budget Stabilization Fund after making certain transfers out, to $988 million at September 30, 1995.
The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.
On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4.%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.
In addition, the State Legislature recently adopted a package of State tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in the single business tax.
Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building
Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units.
Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year, and $67.0 million (budgeted) in the 1995 fiscal year.
The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December
22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State.
If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.
At the time of the closing for each Michigan Trust, Special
Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:
The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business
Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Counsel to the Sponsor as to the applicability of Federal income tax under the Internal
Revenue Code of 1986 to the Michigan Trust and the Unitholders.
Under the income tax laws of the State of Michigan, the Michigan
Trust is not an association taxable as a corporation the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders.
For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Unit to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes
Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of the Commonwealth of Puerto
Rico, Guam or of the United States Virgin Islands.  The
Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.
The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax.
Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business
Tax is computed, of either the Michigan Trust or the Unitholders.

If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.
Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.
As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.
Minnesota Trusts.  In the early 1980s, the State of
Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.
In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The
State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.
Because of the State's fiscal problems, Standard & Poor's
Corporation reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1,
1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard &
Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991,
1992, and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projects a balanced General Fund at the end of the current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion.
The forecast also projects, however, a shortage of $29.5 million in the Local Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.
State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.
At the time of the closing for each Minnesota Trust, Special
Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:
We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities
(the "Minnesota Bonds") and bonds issued by possessions of the United States (the "Possession Bonds") and, with the Minnesota
Bonds (the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and
(iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.
Neither the Sponsor not its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota
Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.
Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminated against interstate commerce effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.
In the opinion of Counsel to the Sponsor, under existing
Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:
     (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota
Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes
     (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota
Income Tax if received directly by a Unitholder, will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder
     (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed) if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts
     (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes
     (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income
Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost
     (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds and
     (7)  To the extent that interest derived from the Minnesota
Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes, such interest will not be subject to the Minnesota Income Tax.
We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.
Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
Missouri Trusts. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.
Missouri's population was 5,117,000 according to the 1990 census of the United States Bureau of the Census, which represented an increase of 200,000 or 4.1% from the 1980 census of 4,917,000 in inhabitants. Based on the 1990 population, Missouri was the 15th largest state in the nation and the third most populous state west of the Mississippi River, ranking behind California and Texas. In 1994, the State's population was estimated to be 5,278,000 by the United States Bureau of the Census.
Agriculture is a significant component of Missouri's economy.
According to data of the United States Department of Agriculture, Missouri ranked 16th in the nation in 1993 in the value of cash receipts from farm marketing, with over $4.1 billion. Missouri is one of the nation's leading purebred livestock producers. In
1993, sales of livestock and livestock products constituted nearly 56% of the State's total agricultural receipts.
Missouri is one of the leading mineral producers in the Midwest, and ranked 15th nationally in 1993 in the production of nonfuel minerals. Total preliminary value of mineral production in 1993 was approximately $832 million. The State continues to rank first in the nation in the production of lead. Lead production in 1993 was valued at over $193 million. Missouri also ranks first in the production of refractory clay, third in barite, fourth in production of zinc and is a leading producer of lime, cement and stone.
According to data obtained by the Missouri Division of Employment Security, in 1996, over 2.5 million workers had nonagricultural jobs in Missouri. Over 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 16.7% were employed in manufacturing. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade.
In 1993, per capita personal income in Missouri was $19,463, a 2.6% increase over the 1992 figure of $18,970. For the United
States as a whole, per capita income in 1993 was $20,817, a 3.6% increase over the 1992 per capita income of $20,105.
For fiscal year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%), and county foreign insurance taxes (3.0%). Major expenditures for fiscal year 1994 include elementary and secondary education
(30.6%), human services (25.4%), higher education (14.8%) and desegregation (8.9%).
The fiscal year 1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation capital projects. The total general revenue operating budget for fiscal year 1994 exclusive of desegregation is $3,844.6 million.
As of December 31, 1994, the state had spent $2.2 billion on the desegregation cases in St. Louis and Kansas City. At the end of fiscal year 1995, that total will rise to an estimated $2.6 billion.  The revised estimate for fiscal year 1995 is $358.9 million and the projection for fiscal year 1996 is $344.4 million. This expected decline is due to the completion of many of the court-ordered capital improvements projections. The state's obligation for desegregation capital improvements was paid for with one-time revenue sources. After deducting the one-time capital improvements costs, the ongoing increase required from general revenue growth is $42.3 million. The increase is due to significant increases required by new St.
Louis magnet schools, general salary increases ordered by the federal district court in Kansas City and the costs of voluntary interdistrict transfers in both cases. These estimates are subject to variables including actions of the school districts and participating students, future court orders and the expenditure rates of the school districts.
According to the United States Bureau of Labor Statistics, the
1995 unemployment rate in Missouri was 4.8% and the 1996 rate was 4.1%. This compares favorably with a nationwide unemployment rate of 5.6% for 1995 and a projected rate of 5.4% for 1996.
Currently, Moody's Investors Service, Inc. rates Missouri general obligation bonds "Aaa" and Standard & Poor's rates Missouri general obligation bonds "AAA." Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.
At the time of the closing for each Missouri Trust, Special Counsel to the Fund for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:
     (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.
     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income
Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.
     (3) To the extent that interest paid and original issue discount, if any, derived from the Missouri Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S Section
745, 48 U.S Section 1423a, and 48 U.S Section 1403, such interest paid and original issue discount, if any, will not be subject to the Missouri State Income Tax however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri
Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including, but not limited to, the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.
     (4) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.
     (5) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.
     (6) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.
     (7)  The Missouri Trust will not be subject to the Kansas
City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).
New Jersey Trusts. The New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.
New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states.
The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994, the State ranked second among states in per capita personal income
($27,742).
The New Jersey Economic Policy Council, a statutory arm of the
New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.
The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is higher than the national average of 5.4% in April 1996.
Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.
 .c3.Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired
(including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $4.663 million for fiscal year 1996.
 .c3.New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30.
At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million.

At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million and fiscal year 1993 with a surplus of $937.4 million. It is estimated that New Jersey closed its fiscal year 1994 with a surplus of $926.0 million and fiscal year 1995 with a surplus of $569 million.
In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.
The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.
The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs.
Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.
The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation, the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.
Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% for most taxpayers within three years.
On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.


 .c3.Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care
Reform Act of 1992, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey
Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.
At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.
 .c3.Debt Ratings.  For many years, both Moody's Investors
Service, Inc. and Standard and Poor's Corporation rated New
Jersey general obligation bonds "Aaa" and "AAA," respectively.
On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June
4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year
1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.
On July 6, 1992, Standard and Poor's Corporation reaffirmed its
"AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.
On August 24, 1992, Moody's Investors Service, Inc. downgraded
New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and a dependence on pension-related savings to achieve budgetary balance.
At the time of the closing for each New Jersey Trust Special
Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:
     (1) Each New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. Each New Jersey
Trust will not be subject to the New Jersey Corporation Business
Tax or the New Jersey Corporation Income Tax.
     (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New
Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.
     (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.
     (4) Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance
Tax Law or the New Jersey Estate Tax Law.
     (5)  If a Unitholder is a corporation subject to the New
Jersey Corporation Business Tax or New Jersey Corporation Income
Tax, interest from the Bonds in a New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business
Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by a New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.
New York Trusts.  A resident of New York State (or New York
City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect
(a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).
Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or
New York City).
Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York
State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.
For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.
If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes.
The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.
The Portfolio of the New York Trust includes obligations issued by New York State (the "State"), by its various public bodies
(the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").
Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.
There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.
The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.
A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.
 .c3.1993-94 Fiscal Year.  On April 5, 1993, the State
Legislature approved a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion.
In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.
While a portion of the increased receipts was the result of a $487 million increase in the State's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94 offset by (iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.
Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.
There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain
State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.
 .c3.1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposit effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.
The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas, larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.
For 1992-93, disbursements and transfers to other funds
(including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.
Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General
Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.
 .c3.Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The
State issued $850 million in tax and revenue anticipation notes ("TRANS") on April 28, 1993. The State does not project the need to issue additional TRANS during the State's 1993-94 fiscal year.
The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection of the State regarding its borrowings for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.
In June, 1990, legislation was enacted creating the "New York
Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

 .c3.Ratings.  The $850 million in TRANS issued by the State in
April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and
MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's
TRANS have received these ratings since its May 1989 TRANS
issuance.  Both agencies cited the State's improved fiscal
position as a significant factor in the upgrading of the April
1993 TRANS.
Moody's rating of the State's general obligation bonds stood at A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993.  Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May
27, 1986.  S&P lowered its rating from A to A- on January 13,
1992.  S&P's previous ratings were A from March 1990 to January
1992, AA- from August 1987 to March 1990 and A+ from November
1982 to August 1987.
Moody's, in confirming its rating of the State's general
obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal
condition and reasonable revenue assumptions contained in the
1993-94 State budget.
The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the
State in numerous ways.
In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal
stability.  Among other actions, the State Legislature (i)
created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the
State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans
(the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).
In February, 1975, the New York State Urban Development
Corporation ("UDC"), which had approximately $1 billion of
outstanding debt, defaulted on certain of its short-term notes.
Shortly after the UDC default, the City entered a period of
financial crisis.  Both the State Legislature and the United
States Congress enacted legislation in response to this crisis.
During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board
(the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered
Organizations")).
Over the past three years, the rate of economic growth in the
City has slowed substantially, and the City's economy is
currently in recession. The City projects, and its current
four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan.  The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.
 .c3.Fiscal Year 1993 and 1993-1996 Financial Plan.  The City's
1993 fiscal year results are projected to be balanced in
accordance with generally accepted accounting principles
("GAAP").  The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.
The City's modified Financial Plan dated February 9, 1993
covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996.  The Office of the State Deputy Controller for the
City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year
1996, primarily due to anticipated higher spending on labor
costs.
However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected
levels of State and Federal aid and revenue and expenditures estimates which may not be achievable.  The Control Board
indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process.  The
Control Board's report identified budget gap risks of $1.0
billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.
On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-94 would be $280 million less than projected and that in order to balance the City's budget, $176 million of previously announced contingent budget cuts would be imposed. The
Mayor indicated that further savings would entail serious
reductions in services. The State Comptroller, on June 14, 1993, criticized efforts by the Mayor and City Council to balance the
City's budget which rely primarily on one-shot revenues.  The
Comptroller added that the City's budget should be based on
"recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the
City's economic base.
Pursuant to State law, the City prepares a four-year annual
financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board.  If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.
The City depends on the State for State aid both to enable the
City to balance its budget and to meet its cash requirements.  As a result of the national and regional economic recession, the
State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced.  For its 1993 fiscal year, the
State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992,
reported a potential budget deficit of $4.8 billion.  If the
State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected
State aid to the City.  In addition, there can be no assurance that
State budgets in future fiscal years will be adopted by the
April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.
The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and
financing requirements.  Such assumptions and contingencies
include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and
Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New
York City Council, and approval by the Governor or the State
Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.
The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and
personnel reduction programs successfully.  As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter.  Any such proposed expenditure
reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on
City operations in the past two years.
Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public
credit markets.  The City's financing program for fiscal years
1993 through 1996 contemplates issuance of $15.7 billion of
general obligation bonds primarily to reconstruct and
rehabilitate the City's infrastructure and physical assets and to make capital investments.  A significant portion of such bond financing is used to reimburse the City's general fund for
capital expenditures already incurred.  In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales.  In
addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes.  If the City were unable to sell its general obligation bonds and notes, it would be
prevented from meeting its planned operating and capital
expenditures.
The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the
"OSDC") and other agencies and public officials have issued
reports and made public statements which, among other things, state that projected revenues may be less and future expenditures
may be greater than those forecast in the financial plan.  In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.
 .c3.Fiscal Years 1990, 1991 and 1992.  The City achieved
balanced operating results as reported in accordance with GAAP for the 1992 fiscal year.  During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public
assistance needs due to the recession.  Such actions included
$822 million of tax increases and substantial expenditure
reductions.
The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification")
projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of
$455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus.  In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City
proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.
On November 19, 1992 the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan"), and which relates to the City, the Board of Education ("BOE") and the City
University of New York ("CUNY").  The 1993-1996 Financial Plan
projects revenues and expenditures of $29.9 billion each for the
1993 fiscal year balanced in accordance with GAAP.
During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year.  The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of
discretionary transfers from the 1992 fiscal year.  The 1993-1996
City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.
The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years.  On February 9, 1993, the City issued a
modification to the 1993-1996 Financial Plan (the "February Modification"). The February Modification projects budget gaps for fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1
billion and $3.8 billion, respectively.
Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature
has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year.  If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.
On March 9, 1993, OSDC issued a report on the February
Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the
City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.
The City is a defendant in a significant number of lawsuits.
Such litigation includes, but is not limited to, actions
commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the
proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan.
As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.
As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baal and S&P's rating stood at
A-.  On February 11, 1991, Moody's lowered its rating from A.
On March 30, 1993, in confirming the Baa1 rating, Moody's noted
that:
The financial plan for fiscal year 1994 and beyond shows an
ongoing imbalance between the City's expenditures and revenues.
The key indication of this structural imbalance is not
necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing
program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain.  Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain.  However, the gap
closing plan may be substantially altered when the executive budget is offered later this spring.
On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:
The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable.  The City's economy is broad-based and diverse, but
currently is in prolonged recession, with slow growth prospects for the foreseeable future.
The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising spending pressures for education and labor costs of city employees, and increasing costs associated with
rising debt for capital construction and repair.
The current financial plan for the City assumes substantial
increases in aid from national and state governments.
Maintenance of the current rating, and stabilization of the
rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control.  However, increased reliance on
non-recurring budget balancing measures that would support
current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New York City's single-'A-'
rating.
Previously, Moody's had raised its rating to A in May, 1988, to
Baal in December, 1985, to Baa in November, 1983 and to Bal in
November, 1981.  S&P had raised its rating to A- in November,
1987, to BBB+ in July, 1985 and to BBB in March, 1981.
On May 9, 1990, Moody's revised downward its rating on
outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2.  On April
30, 1991, Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold.  On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.
As of December 31, 1992, the City and MAC had, respectively,
$20.3 billion and $4.7 billion of outstanding net long-term
indebtedness.
Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such
Agencies to make payments of interest on, and principal amounts of, their respective bonds.  The difficulties have in certain instances caused the State (under so-called "moral obligation"
provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years.  Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies.  Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of,
obligations of the defaulting Agencies.  In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with
Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.
As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more.  These eighteen Agencies had an aggregate of $62.2
billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.
The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.  Included in the
State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily
involving the State's mental hygiene programs.  Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.
The State is also engaged in a variety of claims wherein
significant monetary damages are sought.  Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and
nineteenth centuries.  The claimants seek recovery of
approximately six million acres of land as well as compensatory and punitive damages.
The U.S. Supreme Court on March 30, 1993, referred to a Special
Master for determination of damages in an action by the State of
Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New
York-based brokers incorporated in Delaware.  (State of Delaware
v. State of New York.)  The State had taken such unclaimed
property under its Abandoned Property Law.  The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves.  The State's 1993-94 Financial Plan includes the
establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.
In Schulz v. State of New York, commenced May 24, 1993 ("Schulz
1993"), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway
Authority and the Metropolitan Transportation Authority.  On May
24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs.  In previous actions, Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development
Corporation and the New York Local Government Assistance
Corporation.  While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New
York Court of Appeals held in a proceeding commenced on April 29,
1991 in the Supreme Court, Albany County (Schulz v. State of New
York), that petitioners had standing as voters under the State Constitution to bring such action.
Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum.
At this time there can be no forecast of the
likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.
Adverse developments in the foregoing proceedings or new
proceedings could adversely affect the financial condition of the
State in the future.
Certain localities in addition to New York City could have
financial problems leading to requests for additional State
assistance.  Both the Revised 1992-93 State Financial Plan and
the recommended 1993-94 State Financial Plan includes a
significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs.  It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues.  The potential impact on the State of such actions by localities is not included in projections of
State receipts and expenditures in the State's 1993-94 fiscal year.
Fiscal difficulties experienced by the City of Yonkers
("Yonkers") resulted in the creation of the Financial Control
Board for the City of Yonkers (the "Yonkers Board") by the State
in 1984.  The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers.  Future actions taken by the Governor or the State Legislature to assist Yonkers could result in
allocation of State resources in amounts that cannot yet be
determined.
Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately
$31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the
Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991.  In 1992, an
unusually large number of local government units requested
authorization for deficit financings.  According to the
Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1
million.
Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial
difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New
York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends.
The longer-range potential problems of declining urban
population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.
At the time of the closing for each New York Trust, Special
Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:
The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the
income of the Unitholders under the income tax laws of the State and City of New York.  Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.
North Carolina Trusts.  General obligations of a city, town
or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially
non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes.  State and local governments have no
obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.  The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or
industries, including economic developments outside of North
Carolina.
Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the
United States Bankruptcy Code, but only with the consent of the
Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.
 .c3.State Budget and Revenues.  The North Carolina State
Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.  The State's fiscal year runs from July 1st through June 30th.
In 1990 and 1991, the State had difficulty meeting its budget projections. The General Assembly responded by enacting a number of new taxes and fees to generate additional revenue and reduce allowable departmental operating expenditures and continuation funding.  The spending reductions were based on recommendations from the Governor, the Government Performance Audit Committee and selected reductions identified by the General Assembly.
The State, like the nation, has experienced economic recovery since 1991.  In the opinion of the State Controller, the growth in the economy and the legislative actions taken in 1991 had a positive effect on the State's revenue collections over the past several years.  The State had a budget surplus of approximately
$865 million at the end of fiscal 1993-94.  After review of the
1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs.  (The cutback in
funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the
1991 reductions, as cause for concern about the long-term
consequences of those reductions on the economy of the State and the State's fiscal prospects.)
Because of growth in State tax and fee revenues, the General Fund balance at the end of the 1994-95 fiscal year was reported at approximately $300 million.
The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors including
State and national economic conditions, international activity and federal government policies and legislation.  The Congress of the United States is considering a number of matters affecting the federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic
policies of the states, including North Carolina.
In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1,
1995, the tax levied on various forms of intangible personal property.  The intangibles tax revenues receivable by counties and municipalities will no longer be received.  Instead, the legislature has provided for specific appropriations to counties and municipalities.
It is unclear what effect these developments at the State level may have on the value of the Bonds in the North Carolina Trust.
 .c3.Litigation.  Litigation against the State includes the
following.
Leandro, et al. v. State of North Carolina and State Board of
Education _ In May, 1994, students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violated the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education.  The suit is
similar to a number of suits in other states, some of which
resulted in holdings that the respective systems of public
education funding were unconstitutional under the applicable state law.  The defendants in such suit have filed a motion to dismiss, which was denied.  After trial at the Superior Court level, the plaintiff petitioned the North Carolina Supreme Court for discretionary review prior to a determination by the Court of
Appeals this motion was denied.  The North Carolina Attorney
General's Office believes that sound legal arguments support the
State's position, but no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.
Francisco Case _ In August, 1994, a class action lawsuit was filed in state court against the Superintendent of Public
Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited
English proficient.   The complaint alleges that the State has
failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency. The North
Carolina Attorney General's Office believes that sound legal arguments support the State's position, but no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.
Faulkenbury v. Teachers' and State Employees' Retirement System
Peele v. Teachers' and State Employees' Retirement System
Woodward v. Local Governmental Employees' Retirement System _
Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the State retirement systems funds.
Upon review in Faulkenbury, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenbury substantially similar to those in Peele and Woodward _ for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act _ either do not state a cause of action or are barred by the statute of limitations.
In 1994, plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims, along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are yet to be heard.
Fulton Corporation v. Justus, Secretary of Revenue _ The State's intangible personal property tax levied on certain shares of stock (repealed as of the tax year beginning January 1, 1995) was challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff, a North Carolina corporation, paid the intangibles tax on stock it owns in other corporations. The plaintiff sought to invalidate the tax in its entirety and to recover the intangibles taxes it paid for the 1990 tax year.
The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and constitutional.
The plaintiff appealed to the U.S. Supreme Court which agreed with plaintiff that the tax was unconstitutionally discriminatory. The U.S. Supreme Court remanded the case for the State Supreme Court to decide whether to issue refunds or to levy a similar tax retroactively on holdings in North Carolina firms.
In response, the State's Revenue Secretary has proposed that taxpayers who paid the tax under protest in compliance with State law be issued refunds. The estimated $123 million in refunds would be paid from a State reserve fund. The proposal is currently being considered by the State Supreme Court as a possible remedy, but the State legislature would also have to approve this expenditure of funds.
Other Tax Cases:  In Davis v. Michigan (1989), the United States
Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.
The Swanson Cases _ Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimated refunds and interest liability of $280.89 million as of June 30, 1994.
The North Carolina Supreme Court ultimately held in favor of the State in the case brought in State court, and the United States
Supreme Court denied the plaintiffs' request for review of that decision, thereby concluding the State litigation. Plaintiffs also were unsuccessful in the federal court action. The federal retirees continue to seek relief through State legislation.
Patton v. State _ In connection with the legislature's repeal of the tax exemption for state retirees in 1989, certain adjustments were adopted that reduced the state retirees' tax burden. In May
1995, federal retirees filed a lawsuit in State court for tax refunds for the years 1989 through 1994 alleging that these adjustments also constitute unlawful discrimination against federal retirees. The amount of the claim has not been set forth. This case is still pending in superior court.
The Bailey Cases _ State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North
Carolina Supreme court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.
In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt, and violation of several state constitutional provisions.
Although the Superior Court ruled largely in the plaintiff's favor, appeals are expected from both sides. Additional suits have been filed to recover taxes subsequently paid. The North
Carolina Attorney General's office estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989 through 1992. The North Carolina Attorney General's office believes that sound legal arguments support the State's position.
 .c3.General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,647,351 as reported by the 1990 federal census and the State rose from twelfth to tenth in population.
The State's estimate of population as of June 30, 1994 is 7,165,298. Notwithstanding its rank in population size, North
Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.
The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 26% (from 2,855,200 to 3,609,000). Per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.
The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of November
1994, the State was reported to rank ninth among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991.
The seasonally adjusted unemployment rate in October 1995 was estimated to be 3.9% of the labor force, as compared with 5.5% nationwide.
As of 1994, the State was ninth in the nation in gross agricultural income of which nearly the entire amount
(approximately $5.5 billion) was from commodities. According to the State Commissioner of Agriculture, in 1994, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes second in hog production, trout and the production of cucumbers for pickles fourth in commercial broilers, blueberries and strawberries fifth in burley tobacco and sixth in peaches.
The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.
Tobacco production, which has been the leading source of agricultural income in the State, declined in 1994, based on preliminary figures. For 1994, commercial broiler production and pork production surpassed tobacco among sources of agricultural income, providing 30% and 15.5%, respectively, of gross agricultural income compared to 14.8% for tobacco. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally.
The number of farms has been decreasing in 1995 there were approximately 58,000 farms in the State, down from approximately
72,000 in 1987 (a decrease of about 19% in eight years).
However, a strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers
(vegetable canning and cigarette manufacturing).  North
Carolina's agriculture industry, including food, fiber and forest products, contributes over $42 billion annually to the State's economy.
The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $803 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.
 .c3.Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.
Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.
The Sponsor believes the information summarized above describes some of the more significant events relating to the North
Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.
The Sponsor believes the information summarized above describes some of the more significant events relating to the North
Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of ratings agencies and news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.
At the time of the closing for each North Carolina Trust, Special
Counsel to the fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:
Upon the establishing of the North Carolina Trust and the Units thereunder:
     (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholders.
     (2)  Interest on the Bonds that is exempt from North
Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.
     (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina
General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.
     (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.
     (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North
Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina
Trust.
Ohio Trusts. The Ohio Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State, or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.
The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.
Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.
There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.
However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.
The timely payment of principal of and interest on Ohio
Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Trust or other parties. Those Ohio
Obligations may not be subject to the factors referred to in this section of the Prospectus.
Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980.
The Census estimate for 1994 is 11,102,000.
While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.
Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.
In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years, the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.
There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio
Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.
The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources.
Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.
Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization
Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million
(BSF).
The next biennium, 1992-93, presented significant challenges to State finances, which were successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991 it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.
Based on updated results and forecasts in the course of that FY, both in light of the continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY
1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately
$184 million the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF and adjustments made in the timing of certain tax payments.
A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.
None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.
The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had an April 3, 1996 balance of over $828 million).
The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.
The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current
State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)
By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At April 3, 1996, $892 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($39.6 million outstanding) (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($805.4 million outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding with no more than $50 million to be issued in any one year).
The electors approved, in November 1995, a constitutional amendment that extends the local infrastructure bond program
(authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for that purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.
Common resolutions are pending in both houses of the General
Assembly that would submit a constitutional amendment relating to certain other aspects of the State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.
The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service.
Those special obligations include obligations issued by the Ohio
Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.8 billion of which were outstanding or awaiting delivery at April
3, 1996.
A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).
A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchases of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available
State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)
The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General
Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.
State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.
Local school districts in Ohio receive a major portion
(state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio
Constitution. The State appealed and a court of appeals reversed the third court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including
$75 million for one district) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY
1995.
Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages for 18 of them the fiscal situation was resolved and the procedures terminated.
At present, the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.
At the time of the closing for each Ohio Trust, Special Counsel to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:
The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.
Income of an Ohio Trust will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.
Interest on Ohio Obligations and Territorial Obligations held by the Ohio Trust is exempt from the Ohio personal income tax, Ohio municipal income taxes, and Ohio school district income taxes and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.
Proceeds paid under insurance policies, if any, to the Trustee of an Ohio Trust, representing maturing interest on defaulted obligations held by the Ohio Trust will be exempt from the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the net income base of the Ohio corporation franchise tax if, and to the same extent as, such interest would be exempt from such taxes if paid directly by the issuer of such obligations.
Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax, Ohio municipal income taxes and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.
Pennsylvania Trusts. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.
Non-agricultural employment in the Commonwealth declined by 5.1 percent during the recessionary period from 1980 to 1983. In
1984, the declining trend was reversed as employment grew by 2.9 percent over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional
14.3 percent. For the three years ended 1993, unemployment in the Commonwealth declined 1.2 percent.
Back to back recessions in the early 1980s reduced the manufacturing sector's employment levels moderately during 1980 and 1981, sharply during 1982, and even further in 1983. Non-manufacturing employment has increased steadily since 1980 to its 1993 level of 81.6 percent of total Commonwealth employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth.
Manufacturing, contributing 18.4 percent of 1993 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1993, the services sector accounted for
29.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.
From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8 percent to 4.5 percent, falling below the national rate in 1986 for the first time in over a decade.
Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of March 1995, the seasonally adjusted unemployment rate for the Commonwealth was 6.0 percent compared to 5.5 percent for the United States.
The five-year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 9.4 percent while tax revenues were growing at an average annual rate of 5.8 percent. Consequently, spending on other budget programs was restrained to a growth rate below 4.7 percent and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.
Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal
1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 revenues increased 4.1 percent, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8 percent gain.
Expenditures for fiscal 1994 rose by 4.3 percent.
It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.
Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.
 .c3.Fiscal 1992 Financial Results.  GAAP Basis:  During fiscal
1992, the General Fund reported a $1.1 billion operating surplus.

This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991 and by controlling expenditures through numerous cost reduction measures implemented throughout the fiscal year. As a result of the fiscal 1992 operating surplus, the fund balance increased to $87.5 million and the unreserved-undesignated deficit dropped to $138.6 million from its fiscal 1991 level of $1,146.2 million.
Budgetary Basis: Total revenues for the fiscal year were $14,516.8 million, a $2,654.5 million increase over cash revenues during fiscal 1991. Largely due to the tax revisions enacted for the budget, corporate tax receipts totalled $3,761.2 million, up from $2,656.3 million in fiscal 1991, sales tax receipts increased by $302 million to $4,499.7 million, and personal income tax receipts totalled $4,807.4 million, an increase of $1,443.8 million over receipts in fiscal 1991.
Spending increases in the fiscal 1992 budget were largely accounted for by increases for education, social services and corrections programs. Commonwealth funds for the support of public schools were increased by 9.8 percent to provide a $438 million increase to $4.9 billion for fiscal 1992. Child welfare appropriations supporting county operated child welfare programs were increased $67 million, more than 31.5 percent over fiscal
1991. Other social service areas such as medical and cash assistance also received significant funding increases as costs rose quickly as a result of the economic recession and high inflation rates of medical care costs. The costs of corrections programs, reflecting the marked increase in the prisoner population, increased by 12 percent. Economic development efforts, largely funded from bond proceeds in fiscal 1991, were continued with General Fund appropriations for fiscal 1992.
The budget included the use of several Medicaid pooled financing transactions. These pooling transactions replaced $135 million of Commonwealth funds, allowing total spending under the budget to increase by an equal amount.
 .c3.Fiscal 1993 Financial Results. GAAP Basis: The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totalled $698.9 and the unreserved/undesignated balance totalled $64.4 million. The increase in the fund balance and a return to a positive unreserved-undesignated balance provided indication of a continuing recovery of the Commonwealth's financial condition.
Budgetary Basis: The 1993 fiscal year closed with revenues higher than anticipated and expenditures about as projected, resulting in an ending unappropriated balance surplus (prior to the ten percent transfer to the Tax Stabilization Reserve Fund) of $242.3 million, slightly higher than estimated. Cash revenues were $41.5 million above the budget estimate and totalled $14.633 billion representing less than a one percent increase over revenues for the 1992 fiscal year. A reduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low revenue growth in fiscal 1993. Appropriations less lapses totalled $13.870 billion representing a 1.1 percent increase over expenditures during fiscal 1992. The low growth in spending is a consequence of a low rate of revenue growth, significant one-time expenses during fiscal 1992, increased tax refund reserves to cushion against adverse decisions on pending litigations, and the receipt of federal funds for expenditures previously paid out of Commonwealth funds.
By the statue, ten percent of the budgetary basis unappropriated surplus at the end of a fiscal year is to be transferred to the Tax Stabilization Reserve Fund. The transfer for the fiscal 1993 balance was $24.2 million. The remaining unappropriated surplus of $218.0 million was carried forward into the 1994 fiscal year.
 .c3.Fiscal 1994 Financial Results. GAAP Basis: The fund balance increased $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The unreserved-undesignated balance increased by $14.8 million to $72.2 million. Revenues and other sources increased by 1.8 percent over the prior fiscal year while expenditures and other uses increased by 4.3 percent. Consequently, the operating surplus declined to $179.4 million for fiscal 1994 from $686.3 million for fiscal 1993.
Budgetary Basis: Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth.
Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.
Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a 7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.
The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus transferred to the Tax
Stabilization Reserve Fund and the remaining balance was carried over into the fiscal 1995 fiscal year. The balance in the Tax
Stabilization Reserve Fund as of March 31, 1995 was $65.3 million.
 .c3.Fiscal 1995 Budget. The approved fiscal 1995 budget provided for $15,665.7 million of appropriations from Commonwealth funds, an increase of 4.0 percent over appropriations, including supplemental appropriations, for fiscal
1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons.
Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.
Several tax reductions were enacted with the fiscal 1995 budget.
Low income working families will benefit from an increase of the dependent exemption to $3,000 from $1,500 for the first dependent and from $1000 for all additional dependents. A reduction to the corporate net income tax rate from 12.25 percent to 9.99 percent to be phased in over a period of four years was enacted. A net operating loss provision has been added to the corporate net income tax and will be phased in over three years with an annual
$500,000 cap on losses used to offset profits. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted. Estimated commonwealth revenue reductions from these tax cuts have been raised from $166.4 million to $173.4 million based on upward revised estimates of commonwealth revenues for the fiscal 1995 to
6.3 percent, excluding the effect of the fiscal 1995 tax reductions, and is largely due to actual and anticipated higher collections of the corporate net income tax, the sales and use tax and miscellaneous collections.
After a review of the fiscal 1994 budget in January 1995, $64.9 million of additional appropriation needs were identified for the fiscal year. Of this amount, the largest are for medical assistance ($21.8 million) and general assistance cash grants ($10.3 million). The balance of the additional appropriation needs are for other public welfare programs, educational subsidies and office relocation costs due to a fire. The supplemental appropriations requested are proposed to be funded from appropriation lapses estimated to total $172 million for the fiscal year.
With the revised estimates for revenues, appropriations and lapses for the 1994 fiscal year, an unappropriated balance prior to transfers to the Tax Stabilization Reserve Fund of $395.5 million is projected, an increase from the $335.8 million fiscal year 1993 ending balance (prior to transfers).
 .c3.Fiscal 1996 Budget. The fiscal 1996 budget was approved by the Governor on June 30, 1995. The budget includes spending growth of 2.7%. It includes a reduction of the Corporate Net
Income Tax from 10.99% to 9.99% retroactive to January 1, 1995.
The budget includes a proportionate increase in funds for public safety and education and a proportionate decrease in funds for welfare.
 .c3.Proposed Fiscal 1997 Budget.  On February 6, 1996,
Pennsylvania Governor Tom Ridge presented his proposed budget to the General Assembly for the fiscal year beginning July 1, 1996.
Ridge's budget proposes that state spending be reduced from $16.22 billion to $16.19 billion, a $30 million cut. The proposed budget provides a $60 million tax cut to spur economic growth, including a new $30 million Job Creation Tax Credit, and the partial elimination of the sales tax on computer services.
The General Assembly will proceed with its consideration of the fiscal 1997 budget.
All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.
Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.
The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first-class and a county for the purpose of administering various governmental programs.
For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992, place the Cumulative General Fund balance deficit at $224.9.
Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991.
PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City
Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996 in which Philadelphia projects a balanced budget in each of the five years (fiscal years 1997 through 2001) covered by the plan.
In June 1992, PICA issued $474,555,000 of its Special Tax Revenue
Bonds (the "1992 Bonds") to provide financial assistance to Philadelphia and to liquidate the cumulative General Fund balance deficit. PICA issued $643,430,000 in July 1993 and $178,675,000 in August 1993 of Special Tax Revenue Bonds to refund certain general obligation bonds of the city and to fund additional capital projects. In May 1996, PICA issued $343,030,000 of
Special Tax Revenue Refunding Bonds to (i) advance refund the
1992 Bonds and the 1994 Bonds (ii) pay the premium for a surety bond to satisfy the Debt Service Reserve Fund Requirement for the 1996 Bonds and, (iii) pay the costs of issuing the 1996 Bonds.
As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Baa by Moody's and BBB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.
The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania Trust are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania Trust to pay interest on or principal of the Bonds.
At the time of the closing for each Pennsylvania Trust, Special
Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:
     (1) Units evidencing fractional undivided interest in a Pennsylvania Trust, to the extent represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision, are not taxable under any of the personal property taxes presently in effect in Pennsylvania
     (2) Distributions of interest income to Unitholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania
Tax Reform Code of 1971 nor will such interest be taxable under the Philadelphia School District Investment Income
Tax imposed on Philadelphia resident individuals
     (3) A Unitholder will have a taxable event under the Pennsylvania state and local income tax referred to in the preceding paragraph upon the redemption or sale of his Units
     (4) Units are subject to Pennsylvania inheritance and estate taxes
     (5) A Unitholder which is a corporation will have a taxable event under the Pennsylvania Corporate Net Income Tax upon the redemption or sale of its Units. Interest income distributed to Unitholders which are corporations is not subject to Pennsylvania
Corporate Net Income Tax or Mutual Thrift Institutions Tax.
However, banks, title insurance companies and trust companies may be required to take the value of Units into account in determining the taxable value of their shares subject to Shares
Tax
     (6) Gains derived by the Pennsylvania Trust from the sale, exchange or other disposition of Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Pennsylvania Trust to Unitholders who are individuals may be subject to Pennsylvania Personal
Income Tax. For Unitholders which are corporations, the distributed gains may be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax. Gains which are not distributed by the Pennsylvania Trust may nevertheless be taxable to Unitholders if derived by the Pennsylvania Trust from the sale, exchange or other disposition of Bonds issued on or after February 1, 1994. Gains which are not distributed by the Pennsylvania Trust will remain nontaxable to Unitholders if derived by the Pennsylvania Trust from the sale, exchange or other disposition of Bond issued prior to February 1, 1994
     (7) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or the underwriters of the Bonds, the Sponsor or others which represent interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations and
     (8) The Pennsylvania Trust is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.
In rendering its opinion, Special Counsel has not, for timing reasons, made an independent review of proceedings related to the issuance of the Bonds. It has relied on the Sponsor for assurance that the Bonds have been issued by the Commonwealth of Pennsylvania or by or on behalf of municipalities or other governmental agencies within the Commonwealth.
Texas Trusts. This summary is derived from sources that are generally available to investors and is believed to be accurate.
It is based in part on information obtained from various State and local agencies in Texas, including information provided in official statements of recent Texas State issues. Historical data on economic conditions in Texas is presented for background information only, and should not be relied on to suggest future economic conditions in the State.
Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants.
Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Due to the State's expansion in Medicaid spending and other Health and Human
Services programs requiring federal matching revenues, federal receipts was the State's number one source of income in fiscal
1994. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second, accounting for 26.7% of total revenues in fiscal 1994. Licenses, fees and permits are now the third largest revenue source, contributing 8.6% of total revenues in fiscal 1994. The motor fuels tax is now the State's fourth largest revenue source and second largest tax, accounting for approximately 5.9% of total revenue in fiscal year 1994. Interest and investment income, the State's fifth largest revenue source, accounted for 4.6% of the total revenue in fiscal year 1994. The remainder of the State's revenues are derived primarily from other excise taxes. The
State currently has no personal or corporate income tax.  The
State does, however, impose a corporate franchise tax based in certain circumstances in part on a corporation's profits.
Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly.
The effects of this downturn continue to adversely affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit. In 1987, the Texas economy began to move toward a period of recovery. The expansion continued in 1988 and 1989. In fiscal year 1994, the State ended the year with a general revenue fund cash surplus of $2,225 million. This was the seventh consecutive year that Texas ended a fiscal year with a positive balance.
The 73rd Legislature meeting in 1993 passed the 1994-1995 biennial all funds budget of $71.2 billion without increasing state taxes. This was accomplished by cutting spending in certain areas and increasing federal funding. The State
Comptroller has estimated that total State revenues from all sources would total $74.1 billion for the 1994-1995 biennium.
The Comptroller has estimated that total revenues for fiscal 1995 will be $37.44 billion, compared to actual revenues of $36.7 billion for fiscal 1994. The revenue estimate for fiscal 1995 is based on an assumption that the Texas economy will show a steady growth.
The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation.
The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.
With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $8.49 billion of general obligation bonds have been authorized in Texas and almost $4.54 billion of such bonds are currently outstanding. Of these, approximately 78.6% were issued by the Veterans' Land Board and the Texas Public Finance Authority.
Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.
Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas Trust is limited to 15%.
From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its highest rating, "AAA." In April 1986, in response to the State economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors
Service, Inc. has rated Texas bonds since prior to the Great
Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa," its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March
1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.
The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service,
Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.
In March, 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May, 1993, the Legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January, 1995.
A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in the Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in the Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in the Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in the Texas
Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds.
Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in the Texas Trust and, therefore, on the Units.
The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Texas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trust to pay interest on or principal of the Bonds.
At the time of the closing for the Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income tax law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:
     (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual
Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State
     (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State
     (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual
Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder and
     (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).
The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.TA., Tax Code, Subchapter A, Chapter 24 (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a) or (iii) by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each
Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.
Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.
PUBLIC OFFERING OF UNITS
Public Offering Price. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering
Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust.
The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:

                         PERCENT OF     PERCENT
DOLLAR WEIGHTED          PUBLIC         OF NET
AVERAGE YEARS            OFFERING       AMOUNT
TO MATURITY             PRICE          INVESTED
0 to .99 years          0.00%          0.000%
1 to 3.99 years         2.00           2.041%
4 to 7.99 years         3.50           3.627
8 to 14.99 years        4.50           4.712
15 or more years        5.50           5.820

The sales charge per Unit will be reduced as set forth below:

                         DOLLAR WEIGHTED AVERAGE  YEARS TO MATURITY*
                         4 TO 7.99      8 TO 14.99     15 OR MORE
AMOUNT OF INVESTMENT    SALES CHARGE (% OF PUBLIC OFFERING PRICE)
$1,000 to $99,999             3.50%          4.50%          5.50%
$100,000 to $499,999          3.25           4.25           5.00
$500,000 to $999,999          3.00           4.00           4.50
$1,000,000 or more            2.75           3.75           4.00

_________________________
* If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1,000 to $249,999 and $250,000 or more, respectively.
The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.
The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator, and at the discretion of he
Sponsor, registered representatives of selling firms to purchase
Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.
Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see
"Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.
The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above.
Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.
In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal
Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.
The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part
Two, on each business day effective for all sales made during the preceding 24-hour period.
The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential
Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State
Trust change or as the number of outstanding Units of such State
Trust changes.
Payment for Units must be made on or before the third business day following the order for purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date.
Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing
Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.
 .c3.Accrued Interest_Kemper Tax-Exempt Insured Income Trust and
Ohio Tax-Exempt Bond Trust.  In the case of series of Kemper
Tax-Exempt Insured Income Trust, Multi-State Series and Ohio
Tax-Exempt Bond Trust Series 11-22 accrued interest consist of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust.

However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.
The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State
Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First
Settlement Date was the date of settlement for anyone who ordered
Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.
The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").
Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.
 .c3.Purchased and Daily Accrued Interest. In the case of a State Trust in Series 1-18 of Kemper Defined Funds, accrued interest consists of two elements as described in this section.
The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) of the State Trust is referred to herein as "Purchased Interest."

Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis
(herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public
Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.
If a Unitholder in Series 1-18 of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased
Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.
 .c3.Accrued Interest_Kemper Defined Funds and EVEREN Unit
Investment Trusts.  In the case of Kemper Defined Funds Series
19 and subsequent series and all series of EVEREN Unit Investment
Trusts, accrued interest is treated as described in this section.

Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid.
Interest on Securities generally is paid semi-annually (monthly in the case of Ginnie Maes, if any) although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.
In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering
Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement
Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date.
Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.
Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion his Units, he will be entitled to receive his proportionate share of the acrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.
Public Distribution of Units.  The Sponsor has qualified
Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others.
Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below.
Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.


                         DOLLAR WEIGHTED AVERAGE  YEARS TO MATURITY*
                        4 TO 7.99      8 TO 14.99     15 OR MORE
AMOUNT OF INVESTMENT    DISCOUNT PER UNIT (% OF PUBLIC OFFERING PRICE)
$1 to $99,999           2.00%           3.00%               4.00%
$100,000 to $499,999    1.75            2.75                3.50
$500,000 to $999,999    1.50            2.50                3.00
$1,000,000 or more      1.25            2.25                2.50

_______________
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.
In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time.

The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.
Profits of Sponsor. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.
MARKET FOR UNITS
While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State
Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State
Trusts, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount there of prior to making a tender for redemption to the Trustee.
The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.
REDEMPTION
A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporation, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents
Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.
Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received
(the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.
Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return.
Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.
Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal
Account for such State Trust.  The Trustee is empowered to sell
Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State
Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.
The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering
Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption
Price.
The right of redemption may be suspended and payment postponed
(1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange
Commission) trading on the New York Stock Exchange is restricted
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement or (3) for such other period as the Securities and Exchange Commission may by order permit. The
Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Computation of Redemption Price.  The Redemption Price for
Units of each State Trust is computed by the Evaluator as of the
Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:
     A.   adding (1) the principal cash on hand held or owed by
the State Trust (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor and (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of
computation and
     B.   deducting therefrom (1) amounts representing any
applicable taxes or governmental charges payable out of the State
Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under
"Expenses of the Trust" (2) amounts representing estimated
accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any (3) cash held for distribution to
Unitholders of record as of the business day prior to the
evaluation being made and (4) other liabilities incurred by the
State Trust and
     C.   finally, dividing the results of such computation by
the number of Units of the State Trust outstanding as of the date thereof.
UNITHOLDERS
Ownership of Units.  Ownership of Units of any State Trust
will not be evidenced by a certificate unless a Unitholder or the
Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee.
Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker.  Non-receipt of such certificate(s) must be reported to the Trustee within one year otherwise, a 2% surety bond fee will be required for
replacement.
Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly
endorsed or accompanied by a written instrument or instruments of transfer.  Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred.  Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion
Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.
Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the
Sponsor from time to time.  Any certificate issued will be
numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee.
The Trustee may require a Unitholder to pay a fee for each
certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.  The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates.

Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.
Distributions to Unitholders.  Interest Distributions:
Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate
Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State
Trust in Part Two the Trustee will commence distributions, in part from funds advanced by the Trustee.
Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State
Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest
Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.
In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record in such State Trust on the first Record Date received and interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest
Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.
Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units.
Since interest on Municipal Bonds in the State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest
Account for such State Trust.
Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for other Trust. Record Dates for monthly distributions will be the first day of each month Record Dates for quarterly distributions will be the first day of January, April, July and October and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 will remain in effect until changed by written notice to the Trustee.
Unitholders of any series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate
(if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss.

If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.
Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of certain
Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record
Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of certain Trusts, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly
Distribution Date and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution
Date.
Statements to Unitholders. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
The accounts of each State Trust are required to be audited annually by independent certified public accountants designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.
Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth: A. As to the Interest Account: 1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located 2. The amount paid from the Interest
Account of such State Trust representing accrued interest of any Units redeemed 3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any 4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust" and 5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year
B. As to the Principal Account: 1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account 2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed 3. The deductions from the Principal
Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any 4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust" and 5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year C. The following information: 1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year 2. The number of Units of such State Trust outstanding on the last business day of such calendar year 3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year and 4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.
Rights of Unitholders.  A Unitholder may at any time tender
Units to the Trustee for redemption.  No Unitholder of a State
Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State
Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.
INVESTMENT SUPERVISION
The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.
The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.
The Trustee is permitted to utilize the option to obtain
Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.
The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal
Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.
The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses.
To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust
Funds in order to meet redemption requests and defaulted
Municipal Bonds are retained in the portfolio of an Insured Trust
Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."
ADMINISTRATION OF THE TRUST
The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New
York has its offices at 101 Barclay Street, New York, New York
10286, telephone 1 (800) 701-8178. The Bank of New York is the successor trustee to Investors Fiduciary Trust Company for certain State Trusts under their respective Trust Agreements.
The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.
The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Trust Fund. For information relating to the responsibilities of the Trustee under the Agreements, reference is made to the material set forth under "Unitholders."
In accordance with the Agreements, the Trustee shall keep proper books of record and account of all transactions at its office.
Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Trust Fund.
Such books and records shall be open to inspection by any Unitholder of such Trust Fund at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable State or Federal statute, rule or regulation. The
Trustee shall keep a certified copy or duplicate original of the Agreement on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in the State Trust. Pursuant to the Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.
Under the Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing and filing the same with the Sponsor.
The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original
Trustee shall vest in the successor.
The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.
The Evaluator.  EVEREN Unit Investment Trusts, a service of
EVEREN Securities, Inc., the Sponsor, also serves as Evaluator.
The Evaluator may resign or be removed by the Trustee, which is to use its best efforts to appoint a satisfactory successor.
Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Muller Data Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the State Trusts which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Muller Data Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.
Amendment and Termination. The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the
Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent
(2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Agreement with respect to any State Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the written consent of the holders of Units representing 66-2/3% of the Units then outstanding of such State
Trust, provided that no such amendment or waiver will reduce the interest in the State Trust of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of such State Trust. In no event shall the Agreement be amended to increase the number of Units of a State Trust issuable thereunder or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Municipal Bonds in addition to or in substitution for those in a State Trust. The Trustee shall promptly notify
Unitholders of the substance of any such amendment.
The Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Municipal Bonds held in such State Trust.
If the value of the State Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the State Trust. A State Trust may be terminated at any time by the holders of Units representing
66-2/3% of the Units thereof then outstanding. Notwithstanding the foregoing, in no event shall any State Trust continue beyond the mandatory termination date shown in Part Two under "Essential Information." In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Unitholders of such State Trust. Within a reasonable period after termination, the Trust will sell any Municipal Bonds remaining in the State Trust and, after paying all expenses and charges incurred by the State Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such State Trust.
Limitations on Liability. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.
The Trustee: The Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or Certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The
Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal
Bonds or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, did not participate in the selection of Municipal Bonds for the State
Trusts.
The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.
EXPENSES OF THE TRUST
Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential
Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees during the initial public offering and other out-of-pocket expenses.
The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders_Distributions to Unitholders."
For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.
The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution
Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts.
Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer
Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.
The following additional charges are or may be incurred by a State Trust: (a) fees for the Trustee's extraordinary services
(b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any (c) various governmental charges (d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or such State Trust without gross negligence, bad faith or willful misconduct on its part (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct and (g) expenditures incurred in contacting Unitholders upon termination of the State
Trust. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.
Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The
Trustee may withdraw from the Principal Account or the Interest
Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State
Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.
THE SPONSOR
The Sponsor, EVEREN Unit Investment Trusts (formerly known as
Kempen Unit Investment Trusts), with an office at 77 West Wacker
Drive, 29th Floor, Chicago, Illinois 60601, (800) 621-5024, is a service of EVEREN Securities, Inc. (formerly known as Kemper
Securities, Inc.), which is a wholly-owned subsidiary of EVEREN
Capital Corporation. The Sponsor acts as underwriter of a number of other unit investment trusts and will act as underwriter of any other unit investment trust products developed by the Sponsor in the future. As of December 31, 1995, the total stockholder's equity of EVEREN Securities, Inc. was $261,286,862.
If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange
Commission, or (b) terminate the Agreement and liquidate the Trust or any State Trust as provided therein or (c) continue to act as Trustee without terminating the Agreement.
The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any State
Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the State Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.
LEGAL OPINIONS
The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois
60603, as counsel for the Sponsor.
AUDITORS
The statement of net assets, including the Schedule of Investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
DESCRIPTION OF SECURITIES RATINGS
Standard & Poor's, a division of The McGraw-Hill Companies _
A brief description of the applicable Standard & Poor's rating symbols and their meanings as described by Standard & Poor's follows:
A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
     I. Likelihood of default _ capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation
     II.  Nature of and provisions of the obligation and
     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.
AAA _ Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA _ Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A _ Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB _ Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Moody's Investors Service, Inc. _ A brief description of the applicable Moody's rating symbols and their meanings as described by Moody's follows:
Aaa _ Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.
Aa _ Bonds which are rated Aa are judged to be the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
A _ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
A1 _ Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.
Baa _ Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, expect in instances of oversupply.
Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical ratings denote probable credit stature upon completion of construction or elimination of basis of condition.
Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

[1] Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in ther entirety by the provisions of said Trust Agreement.

                         Kemper Tax-Exempt Insured Income Trust

                                  Series A-69












                                     Part Two

                                Dated October 28, 1996







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless
Accompanied by Part One.

                     Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Series A-69

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Series A-69, including the schedule of investments, as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Series A-69 at June 30, 1996, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





                           Ernst & Young LLP


Kansas City, Missouri
October 14, 1996

                    Kemper Tax-Exempt Insured Income Trust
                                  Series A-69
                             Essential Information
                              As of June 30, 1996
             Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $6,125,000
Number of Units                                                            6,432
Fractional Undivided Interest in the Trust per Unit                      1/6,432
Principal Amount of Municipal Bonds per Unit                            $952.270
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $6,216,558
  Aggregate Bid Price of Municipal Bonds per Unit                       $966.505
  Cash per Unit (1)                                                        $.618
  Sales Charge of 4.712% (4.50% of Public Offering Price)                $45.571
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                     $1,012.694
Redemption Price per Unit (exclusive of accrued interest)               $967.123
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $45.571
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                   $1,266,000

Date of Trust                                                      July 12, 1990
Mandatory Termination Date                                     December 31, 2040

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On June 30, 1996, there was added to the Public Offering Price of $1,012.69, accrued interest to the settlement date of July 3, 1996 of $9.42, $9.48 and $9.53 for a total price of $1,022.11, $1,022.17 and $1,022.22 for the monthly, quarterly and semiannual distribution options, respectively.

                    Kemper Tax-Exempt Insured Income Trust
                                  Series A-69
                       Essential Information (continued)
                              As of June 30, 1996
             Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                       Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                           ----------   ----------   ----------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $68.759911   $68.759911   $68.759911
  Less:  Estimated Annual Expense            1.974712     1.632428     1.292626
                                           ----------   ----------   ----------
  Estimated Net Annual Interest Income     $66.785199   $67.127483   $67.467285
                                           ==========   ==========   ==========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $66.785199   $67.127483   $67.467285
  Divided by 12, 4 and 2, respectively      $5.565433   $16.781871   $33.733642
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.185514     $.186465     $.187409
Estimated Current Return Based on Public
  Offering Price (3)                            6.59%        6.63%        6.66%
Estimated Long-Term Return (3)                  5.89%        5.92%        5.95%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$1.974712, $1.632428 and $1.292626 ($.690195, $.609595 and $.578995 of
which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows:
monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-69

                       Statement of Assets and Liabilities

                                 June 30, 1996


Assets
Municipal Bonds, at value (cost $5,999,764)                         $6,216,558
Interest receivable                                                    185,357
                                                                    ----------
Total assets                                                         6,401,915


Liabilities and net assets
Cash overdraft                                                          30,936
Accrued liabilities                                                      2,669
                                                                    ----------
                                                                        33,605

Net assets, applicable to 6,432 Units outstanding:
  Cost of Trust assets, exclusive of interest          $5,999,764
  Unrealized appreciation                                 216,794
  Distributable funds                                     151,752
                                                       ----------   ----------
Net assets                                                          $6,368,310
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-69

                            Statements of Operations


                                                     Year ended June 30
                                                 1996         1995         1994
                                            ---------    ---------    ---------
Investment income - interest                $442,264     $443,758     $451,542
Expenses:
  Trustee's fees and related expenses         10,634        8,906        8,614
  Evaluator's fees                             1,684        1,844        1,875
                                            ---------    ---------    ---------
Total expenses                                12,318       10,750       10,489
                                            ---------    ---------    ---------
Net investment income                        429,946      433,008      441,053

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss)                             -        2,939         (125)
  Unrealized depreciation during the
    year                                     (89,837)    (236,011)    (257,482)
                                            ---------    ---------    ---------
Net loss on investments                      (89,837)    (233,072)    (257,607)
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                           $340,109     $199,936     $183,446
                                            =========    =========    =========

[FN]
See accompanying notes to financial statements.

                    Kemper Tax-Exempt Insured Income Trust

                                  Series A-69

                       Statements of Changes in Net Assets


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Operations:
  Net investment income                     $429,946     $433,008     $441,053
  Realized gain (loss) on investments              -        2,939         (125)
  Unrealized depreciation on investments
    during the year                          (89,837)    (236,011)    (257,482)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                            340,109      199,936      183,446

Distributions to Unitholders:
  Net investment income                     (431,276)    (436,576)    (442,673)
  Principal from investment transactions           -      (30,015)     (24,991)

Capital transactions:
  Redemption of Units                              -      (94,189)           -
                                          ----------   ----------   ----------
Total decrease in net assets                 (91,167)    (360,844)    (284,218)

Net assets:
  At the beginning of the year             6,459,477    6,820,321    7,104,539
                                          ----------   ----------   ----------
  At the end of the period (including
    distributable funds applicable to
    Trust Units of $151,752, $153,081 and
    $182,677 at June 30, 1996, 1995
    1994, respectively)                   $6,368,310   $6,459,477   $6,820,321
                                          ==========   ==========   ==========
Trust Units outstanding at the end of
  the year                                     6,432        6,432        6,525
                                          ==========   ==========   ==========
Net asset value at the end of the year
  Monthly                                    $981.53      $995.67    $1,036.67
                                          ==========   ==========   ==========
  Quarterly                                  $992.80    $1,006.97    $1,048.05
                                          ==========   ==========   ==========
  Semiannual                               $1,009.81    $1,024.00    $1,065.18
                                          ==========   ==========   ==========

[FN]

See accompanying notes to financial statements.

                                              Kemper Tax-Exempt Insured Income Trust

                                                           Series A-69

                                                     Schedule of Investments

                                                           June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (6) (7)            Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------   ----------  --------------      ---         ----------  ----------
+City of Anacortes, Washington, Wastewater Treatment    7.450%   11/01/2010  2000 @ 100          AAA           $500,000    $524,370
Revenue Bonds, 1990. Insured by MBIA.

+Public Building Commission of Chicago, Building        7.700     1/01/2008  2004 @ 100 S.F.     AAA            500,000     537,155
Revenue Bonds, Series A of 1989 (Board of Education
of the City of Chicago). Insured by MBIA.

City of Davenport, Iowa, Insured Hospital Revenue       7.400     7/01/2020  2000 @ 102          AAA            250,000     258,565
Bonds (St. Lukes Hospital), 1990 Series A. Insured
by AMBAC.

Emmaus, Pennsylvania, General Authority, Local          7.900     5/15/2018  1999 @ 100          AAA            500,000     509,120
Government Revenue Bonds (Bond Pool Program), Series
1988 E. Insured by MBIA.

+Lower Colorado River Authority Texas, Priority         7.625     1/01/2016  1998 @ 102          AAA            500,000     515,430
Refunding Revenue Bonds, Series 1988. Insured by
MBIA.

Martin County, Florida, Pollution Control Revenue       7.300     7/01/2020  2002 @ 100 S.F.     AAA            500,000     517,225
Refunding Bonds (Florida Power and Light Company                             2000 @ 102
Project),  Series 1990. Insured By MBIA.

Massachusetts Health and Educational Facilities         7.300    10/01/2018  2000 @ 102          AAA            500,000     515,440
Authority Revenue Bonds, Capital Asset Program
Issue, Series F (Fixed Rates). Insured by MBIA.

+Metropolitan Transportation Authority New York,        7.500     7/01/2017  1998 @ 102          AAA            570,000     593,957
Transit Facilities Service Contract Bonds, Series K.
Insured by AMBAC.

+New York State Medical Care Facilities Finance         7.450     2/15/2029  2000 @ 102          AAA            500,000     533,770
Agency, St. Luke's-Roosevelt Hospital Center FHA-
Insured Mortgage Revenue Bonds, 1989 Series B.
Insured by MBIA.


                                                Kemper Tax-Exempt Insured Income Trust

                                                           Series A-69

                                                  Schedule of Investments (continued)

                                                          June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (6) (7)            Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------   ----------  --------------      ---         ----------  ----------

Texas Municipal Power Agency Refunding Revenue          0.000%    9/01/2012  Non-callable        AAA           $235,000     $87,434
Bonds, Series 1989. Insured by AMBAC.  (5)

+Washington Public Power Supply System, Nuclear         7.500     7/01/2015  1999 @ 102          AAA            325,000     343,008
Project No.1 Refunding Revenue Bonds, Series 1989A.
Insured by MBIA.

#Washington Public Power Supply System, Nuclear         7.500     7/01/2015  1999 @ 102          AAA            175,000     180,227
Project No.1, Refunding Revenue Bonds, Series 1989A.
Insured by MBIA.

Wisconsin State Health and Educational Facilities       7.500     8/01/2011  2005 @ 100 S.F.     AAA            250,000     260,720
Authority, Revenue Bonds, Series 1990 (Milwaukee                             2000 @ 101
Regional Medical Center Inc. Project). Insured by
AMBAC.

Community Unit School District Number 4, McLean and     7.375     1/01/2009  2000 @ 100          AAA            240,000     247,308
DeWitt Counties, Illinois (Heyworth), School
Building Bonds. Insured by AMBAC.

Community Unit School District Number 4, McLean and     7.375     1/01/2010  2000 @ 100          AAA            285,000     293,174
DeWitt Counties, Illinois (Heyworth), School
Building Bonds. Insured by AMBAC.

Orange County, Florida Housing Finance Authority,       7.600     1/01/2024  2018 @ 100 S.F.     AAA            295,000     299,655
GNMA Collateralized Mortgage Revenue Refunding                               2000 @ 103
Bonds, 1990 Series A. Insured by FGIC.
                                                                                                              ---------   ---------
                                                                                                             $6,125,000  $6,216,558
                                                                                                              =========   =========

[FN]

See accompanying notes to Schedule of Investments.

                         Kemper Tax-Exempt Insured Income Trust

                                  Series A-69

                           Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

7. The security preceded by (#) is of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                              Series A-69

                     Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through September 14, 1995, the Trust's sponsor and evaluator was Kemper Unit Investment Trusts, a division of Kemper Securities, Inc. At that date, the members of certain Kemper Corporation operating units acquired ownership of certain Kemper units, which included Kemper Securities, Inc. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts became EVEREN Unit Investment Trusts, which now serves as the "Evaluator" and Sponsor of the Trust. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor EVEREN Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by EVEREN Unit Investment Trusts, the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds,
(c) appraisal, (d) insurance, or (e) any combination of the above  (See
Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 12, 1990 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 12, 1990, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at June 30, 1996:

   Gross unrealized appreciation                                  $225,004
   Gross unrealized depreciation                                    (8,210)
                                                                  --------
   Net unrealized appreciation                                    $216,794
                                                                  ========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.50% of the Public Offering Price (equivalent to 4.712% of the net amount invested).

                 Kemper Tax-Exempt Insured Income Trust

                              Series A-69

               Notes to Financial Statements (continued)


Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      June 30, 1996          June 30, 1995          June 30, 1994
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $66.81    $255,592    $67.15    $258,718    $67.48    $260,821
Quarterly        67.15      73,467     67.55      74,992     67.85      76,635
Semiannual       67.49     102,217     67.96     101,362     68.23     105,217
                        ----------            ----------            ----------
                          $431,276              $435,072              $442,673
                        ==========            ==========            ==========

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                                Year ended
                                                                  June 30,
                                                                      1995
                                                                ----------
Principal portion                                                  $94,189
Net interest accrued                                                 1,504
                                                                ----------
                                                                   $95,693
                                                                ==========
Units                                                                   93
                                                                ==========


In addition, distribution of principal related to the sale or call of securities is $(4.60), and $(3.83) per Unit for the years ended June 30, 1995, and 1994, respectively.

5.  Change of Trustee

On March 1, 1996, The Bank of New York Co. assumed all trustee responsibilities from Investors Fiduciary Trust Company.

                    Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 28,1996, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Series A-69 dated October 28, 1996.



                           Ernst & Young LLP


Kansas City, Missouri
October 28, 1996

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust










                                Part Two

                         Dated October 28, 1996









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless
Accompanied by Part One.

                     Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Multi-State Series 27
Colorado Trust

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Colorado Trust, including the schedule of investments, as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Colorado Trust at June 30, 1996, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.




                           Ernst & Young LLP


Kansas City, Missouri
October 14, 1996

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                             Colorado Trust
                         Essential Information
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $3,190,000
Number of Units                                                            3,190
Fractional Undivided Interest in the Trust per Unit                      1/3,190
Principal Amount of Municipal Bonds per Unit                          $1,000.000
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $3,246,432
  Aggregate Bid Price of Municipal Bonds per Unit                     $1,017.690
  Cash per Unit (1)                                                      $(.109)
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $59.223
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                     $1,076.804
Redemption Price per Unit (exclusive of accrued interest)             $1,017.581
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $59.223
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                     $648,000

Date of Trust                                                      July 12, 1990
Mandatory Termination Date                                     December 31, 2040

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On June 30, 1996, there was added to the Public Offering Price of $1,076.80, accrued interest to the settlement date of July 3, 1996 of $9.36, $9.41 and $9.47 for a total price of $1,086.16, $1,086.21 and $1,086.26 for the monthly, quarterly and semiannual distribution options, respectively.

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                             Colorado Trust
                   Essential Information (continued)
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                           ----------   ----------   ----------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $70.137147   $70.137147   $70.137147
  Less:  Estimated Annual Expense            2.256423     1.961623     1.586923
                                           ----------   ----------   ----------
  Estimated Net Annual Interest Income     $67.880724   $68.175524   $68.550224
                                           ==========   ==========   ==========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $67.880724   $68.175524   $68.550224
  Divided by 12, 4 and 2, respectively      $5.656727   $17.043881   $34.275112
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.188558     $.189376     $.190417
Estimated Current Return Based on Public
  Offering Price (3)                            6.37%        6.40%        6.43%
Estimated Long-Term Return (3)                  6.11%        6.14%        6.17%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$2.256424, $1.961624 and $1.586924 ($.907524,  $.887524 and $.837524 of
which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows:
monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

                  Statement of Assets and Liabilities

                             June 30, 1996


Assets
Municipal Bonds, at value (cost $3,140,646)                         $3,246,432
Interest receivable                                                     32,112
Cash                                                                    19,569
                                                                    ----------
Total assets                                                         3,298,113


Liabilities and net assets
Accrued liabilities                                                      2,032

Net assets, applicable to 3,190 Units outstanding:
  Cost of Trust assets, exclusive of interest          $3,140,646
  Unrealized appreciation                                 105,786
  Distributable funds                                      49,649
                                                       ----------   ----------
Net assets                                                          $3,296,081
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

                        Statements of Operations


                                                      Year ended June 30
                                                1996         1995         1994
                                            ---------    ---------    ---------
Investment income - interest                $223,737     $224,383     $227,313
Expenses:
  Trustee's fees and related expenses          6,764        5,814        5,655
  Evaluator's fees                               877          961          972
                                            ---------    ---------    ---------
Total expenses                                 7,641        6,775        6,627
                                            ---------    ---------    ---------
Net investment income                        216,096      217,608      220,686

Realized and unrealized gain (loss) on
  investments:
  Realized gain                                    -        2,374            -
  Unrealized depreciation during the
    year                                      (2,721)    (111,221)    (159,223)
                                            ---------    ---------    ---------
Net loss on investments                       (2,721)    (108,847)    (159,223)
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                           $213,375     $108,761      $61,463
                                            =========    =========    =========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

                  Statements of Changes in Net Assets


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Operations:
  Net investment income                     $216,096     $217,608     $220,686
  Realized gain on investments                     -        2,374
  Unrealized depreciation on investments
    during the year                           (2,721)    (111,221)    (159,223)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                            213,375      108,761       61,463

Distributions to Unitholders:
  Net investment income                     (216,722)    (218,054)    (220,827)

Capital transactions:
  Redemption of Units                              -      (52,906)           -
                                          ----------   ----------   ----------
Total decrease in net assets                  (3,347)    (162,199)    (159,364)

Net assets:
  At the beginning of the year             3,299,428    3,461,627    3,620,991
                                          ----------   ----------   ----------
  At the end of the period (including
    distributable funds applicable to
    Trust Units of $49,649, $50,275 and
    $51,069 at June 30, 1996, 1995
    1994, respectively)                   $3,296,081   $3,299,428   $3,461,627
                                          ==========   ==========   ==========
Trust Units outstanding at the end of
  the year                                     3,190        3,190        3,240
                                          ==========   ==========   ==========
Net asset value at the end of the year:
  Monthly                                  $1,031.99    $1,033.03    $1,067.41
                                          ==========   ==========   ==========
  Quarterly                                $1,043.43    $1,044.50    $1,078.92
                                          ==========   ==========   ==========
  Semiannual                               $1,060.72    $1,061.81    $1,096.25
                                          ==========   ==========   ==========

[FN]

See accompanying notes to financial statements.

                                         Kemper Tax-Exempt Insured Income Trust

                                                  Multi-State Series 27

                                                     Colorado Trust

                                                 Schedule of Investments

                                                      June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (6)                Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------   ----------  --------------      ---         ----------  ----------
Arapahoe Library District, Arapahoe and Adams           7.150%   12/15/2010  2006 @ 100 S.F.     AAA           $500,000    $520,460
Counties, Colorado, General Obligation Bonds,                                2000 @ 101
Certificates of Participation. Insured by FGIC.

Pueblo School Disrict No. 60, Project Fixed Rate        7.250    12/01/2009  2004 @ 100 S.F.     AAA            400,000     420,464
Certificates of Participation (Colorado Association                          1999 @ 101
of School Boards, Lease Purchase Finance Program),
General Obligation Bonds, Series 1989A. Insured by
MBIA.

City and County of Denver, Colorado, Excise Tax         6.500     9/01/2014  2011 @ 100 S.F.     AAA             50,000      49,739
Refunding Revenue Bonds, Series 1989. Insured by                             1999 @ 100
MBIA.

City and County of Denver, Colorado, Revenue            7.750     5/01/2014  2008 @ 100 S.F.     AAA            700,000     738,556
Refunding Bonds (St. Anthony Hospital Systems),                              1999 @ 101
Series 1988A. Insured by MBIA.

+Regional Transportation District (Colorado), Sales     7.100    11/01/2010  2000 @ 101          AAA            250,000     264,408
Tax Revenue Bonds, Series 1990. Insured by FGIC.

City and County of Denver, Colorado, Excise Tax         7.150     9/01/2010  1999 @ 101          AAA            450,000     461,065
Refunding Revenue Bonds, Series 1989. Insured by
MBIA.

Platte River Power Authority, Colorado, Power           6.875     6/01/2016  1997 @ 102          AAA            750,000     744,367
Revenue Bonds, Series AA. Insured by MBIA.

Commonwealth of Puerto Rico, Public Improvement         0.000     7/01/2007  Non-Callable        AAA             90,000      47,373
Refunding Bonds, Series 1988 (General Obligation
Bonds). Insured by MBIA. (5)
                                                                                                             ----------  ----------
                                                                                                             $3,190,000  $3,246,432
                                                                                                             ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

                    Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. The security preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

                     Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through September 14, 1995, the Trust's sponsor and evaluator was Kemper Unit Investment Trusts, a division of Kemper Securities, Inc. At that date, the members of certain Kemper Corporation operating units acquired ownership of certain Kemper units, which included Kemper Securities, Inc. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts became EVEREN Unit Investment Trusts, which now serves as the "Evaluator" and Sponsor of the Trust. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor EVEREN Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by EVEREN Unit Investment Trusts, the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds,
(c) appraisal, (d) insurance, or (e) any combination of the above  (See
Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 12, 1990 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 12, 1990, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at June 30, 1996:

   Gross unrealized appreciation                                   $105,786
   Gross unrealized depreciation                                          -
                                                                   --------
   Net unrealized appreciation                                     $105,786
                                                                   ========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Colorado Trust

               Notes to Financial Statements (continued)


Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      June 30, 1996          June 30, 1995          June 30, 1994
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $67.90    $203,995    $68.16    $205,766    $68.10    $209,718
Quarterly        68.20       5,115     68.50       5,137     68.42       5,473
Semiannual       68.57       7,612     68.86       6,647     68.73       5,636
                        ----------            ----------            ----------
                          $216,722              $217,550              $220,827
                        ==========            ==========            ==========

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                                Year ended
                                                                  June 30,
                                                                      1995
                                                                 ---------
Principal portion                                                  $52,906
Net interest accrued                                                   504
                                                                 ---------
                                                                   $53,410
                                                                 =========
Units                                                                   50
                                                                 =========


5.  Change of Trustee

On March 1, 1996, The Bank of New York Co. assumed all trustee responsibilities from Investors Fiduciary Trust Company.

                    Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 14, 1996, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Colorado Trust dated October 28, 1996.



                           Ernst & Young LLP


Kansas City, Missouri
October 28, 1996

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust











                                Part Two

                            October 28, 1996







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless
Accompanied by Part One.

                     Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Multi-State Series 27
Missouri Trust

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Missouri Trust, including the schedule of investments, as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Missouri Trust at June 30, 1996, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.




                           Ernst & Young LLP


Kansas City, Missouri
October 14, 1996

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                             Missouri Trust
                         Essential Information
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $5,055,000
Number of Units                                                            5,220
Fractional Undivided Interest in the Trust per Unit                      1/5,220
Principal Amount of Municipal Bonds per Unit                            $965.616
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $5,073,306
  Aggregate Bid Price of Municipal Bonds per Unit                       $969.113
  Cash per Unit (1)                                                        $.259
  Sales Charge of 4.712% (4.50% of Public Offering Price)                $45.677
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                     $1,015.049
Redemption Price per Unit (exclusive of accrued interest)               $969.372
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $45.677
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                   $1,047,000

Date of Trust                                                      July 12, 1990
Mandatory Termination Date                                     December 31, 2040

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On June 30, 1996, there was added to the Public Offering Price of $1,015.05, accrued interest to the settlement date of July 3, 1996 of $10.05, $10.12 and $10.03 for a total price of $1,025.10, $1,025.17 and
$1,025.08 for the monthly, quarterly and semiannual distribution options, respectively.

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                             Missouri Trust
                   Essential Information (continued)
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                           ----------   ----------   ----------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $66.861509   $66.861509   $66.861509
  Less:  Estimated Annual Expense            2.043333     1.755182     1.391646
                                           ----------   ----------   ----------
  Estimated Net Annual Interest Income     $64.818176   $65.106327   $65.469863
                                           ==========   ==========   ==========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $64.818176   $65.106327   $65.469863
  Divided by 12, 4 and 2, respectively      $5.401515   $16.276582   $32.734932
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.180050     $.180851     $.181861
Estimated Current Return Based on Public
  Offering Price (3)                            6.45%        6.48%        6.52%
Estimated Long-Term Return (3)                  6.04%        6.07%        6.10%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$2.043333, $1.755182 and $1.391646 ($.740813,  $.718013 and $.668013 of
which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows:
monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

                  Statement of Assets and Liabilities

                             June 30, 1996


Assets
Municipal Bonds, at value (cost $4,976,529)                         $5,073,306
Interest receivable                                                     92,427
Cash                                                                    67,727
                                                                    ----------
Total assets                                                         5,233,460


Liabilities and net assets
Accrued liabilities                                                      1,715
Redemptions payable                                                     14,691
                                                                    ----------
                                                                        16,406

Net assets, applicable to 5,220 Units outstanding:
  Cost of Trust assets, exclusive of interest          $4,976,529
  Unrealized appreciation                                  96,777
  Distributable funds                                     143,748
                                                       ----------   ----------
Net assets                                                          $5,217,054
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

                        Statements of Operations


                                                      Year ended June 30
                                                1996         1995         1994
                                            ---------    ---------    ---------
Investment income - interest                $351,342     $353,625     $359,505
Expenses:
  Trustee's fees and related expenses          7,632        6,897        6,653
  Evaluator's fees                             1,396        1,533        1,559
                                            ---------    ---------    ---------
Total expenses                                 9,028        8,430        8,212
                                            ---------    ---------    ---------
Net investment income                        342,314      345,195      351,293

Realized and unrealized gain (loss) on
  investments:
  Realized gain                                  342        2,199        7,500
  Unrealized depreciation during the
    year                                     (43,126)    (217,629)    (208,351)
                                            ---------    ---------    ---------
Net loss on investments                      (42,784)    (215,430)    (200,851)
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                           $299,530     $129,765     $150,442
                                            =========    =========    =========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

                  Statements of Changes in Net Assets


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Operations:
  Net investment income                     $342,314     $345,195     $351,293
  Realized gain on investments                   342        2,199        7,500
  Unrealized depreciation on investments
    during the year                          (43,126)    (217,629)    (208,351)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                            299,530      129,765      150,442

Distributions to Unitholders:
  Net investment income                     (343,620)    (347,472)    (354,088)

Capital transactions:
  Redemption of Units                        (33,837)     (72,069)     (78,820)
                                          ----------   ----------   ----------
Total decrease in net assets                 (77,927)    (289,776)    (282,466)

Net assets:
  At the beginning of the year             5,294,981    5,584,757    5,867,223
                                          ----------   ----------   ----------
  At the end of the period (including
    distributable funds applicable to
    Trust Units of $143,748, $158,601 and
    $160,852 at June 30, 1996, 1995
    1994, respectively)                   $5,217,054   $5,294,981   $5,584,757
                                          ==========   ==========   ==========
Trust Units outstanding at the end of
  the year                                     5,220        5,255        5,328
                                          ==========   ==========   ==========
Net asset value at the end of the year
  Monthly                                    $984.27      $992.68    $1,033.40
                                          ==========   ==========   ==========
  Quarterly                                  $995.22    $1,003.64    $1,044.39
                                          ==========   ==========   ==========
  Semiannual                               $1,011.74    $1,020.19    $1,060.95
                                          ==========   ==========   ==========

[FN]

See accompanying notes to financial statements.


                                              Kemper Tax-Exempt Insured Income Trust

                                                       Multi-State Series 27

                                                           Missouri Trust

                                               Schedule of Investments (continued)

                                                          June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (6)                Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------    ---------  --------------      ---         ----------  ----------
+School District of Kansas City, Missouri, Building     7.900%    2/01/2008  1998 @ 102          AAA           $750,000    $777,563
Corporation, Insured Leasehold Revenue Bonds, Series
1988A (The School District of Kansas City, Missouri,
Capital Improvement Project). Insured by FGIC.

+Health and Educational Facilities Authority of the     7.750     6/01/2016  1998 @ 102          AAA            750,000     781,425
State of Missouri, Health Facilities Revenue Bonds
(SSM Health Care Projects), Series 1988A. Insured by
MBIA.

Health and Educational Facilities Authority of the      6.875    12/01/2007  1997 @ 100          AAA            170,000     169,473
State of Missouri, Insured Health Facilities
Refunding Revenue Bonds, (St. Luke's Episcopal-
Presbyterian Hospitals), Series 1987. Insured by
FGIC.

State Environmental Improvement and Energy Resources    7.400     5/01/2020  2000 @ 102          AAA            750,000     776,212
Authority (Missouri), Environmental Improvement
Revenue Bonds (Union Electric Company Project),
Series 1990A. Insured by AMBAC.

City of Kansas City, Missouri, General Improvement      7.250     9/01/2005  1997 @ 102          AAA            750,000     760,335
Airport Revenue Bonds, Series 1987. Insured by MBIA.

+Health and Education Facilities Authority of the       6.875     1/01/2008  1999 @ 101          AAA            150,000     154,326
State of Missouri, Insured Health Facilities Revenue
Bonds, Series 1989 (St. Luke's Hospital of Kansas
City Project). Insured by MBIA.

Commonwealth of Puerto Rico, Public Improvement         0.000     7/01/2007  Non-Callable        AAA            285,000     150,015
Refunding Bonds, Series 1988 (General Obligation
Bonds). Insured by MBIA. (5)

St. Charles County Community College (St. Charles       6.900     3/01/2009  2006 @ 100 S.F.     AAA            730,000     772,055
County, Missouri), General Obligation Bonds, Series                          2000 @ 103
1990. Insured by AMBAC.


                                              Kemper Tax-Exempt Insured Income Trust

                                                       Multi-State Series 27

                                                           Missouri Trust

                                                     Schedule of Investments

                                                          June 30, 1996


                                                        Coupon     Maturity  Redemption                      Principal
Name of Issuer and Title of Bond (4) (6)                Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------    ---------  --------------      ---         ----------  ----------

+Southwest Missouri State University, Housing System    7.000%   10/01/2010  1997 @ 102          AAA           $720,000    $731,902
Revenue Bonds, Series 1990. Insured by FGIC.
                                                                                                             ----------  ----------
                                                                                                             $5,055,000  $5,073,306
                                                                                                             ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

                    Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

                     Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through September 14, 1995, the Trust's sponsor and evaluator was Kemper Unit Investment Trusts, a division of Kemper Securities, Inc. At that date, the members of certain Kemper Corporation operating units acquired ownership of certain Kemper units, which included Kemper Securities, Inc. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts became EVEREN Unit Investment Trusts, which now serves as the "Evaluator" and Sponsor of the Trust. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor EVEREN Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by EVEREN Unit Investment Trusts, the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds,
(c) appraisal, (d) insurance, or (e) any combination of the above  (See
Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 12, 1990 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 12, 1990, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at June 30, 1996:

   Gross unrealized appreciation                                   $123,057
   Gross unrealized depreciation                                    (26,280)
                                                                   --------
   Net unrealized appreciation                                     $ 96,777
                                                                   ========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.50% of the Public Offering Price (equivalent to 4.712% of the net amount invested).

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                             Missouri Trust

               Notes to Financial Statements (continued)


Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      June 30, 1996          June 30, 1995          June 30, 1994
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $64.98    $147,353    $65.08    $149,296    $64.98    $151,685
Quarterly        65.27      15,014     65.41      15,371     65.29      15,669
Semiannual       65.63     180,866     65.75     181,622     65.59     185,946
                        ----------            ----------            ----------
                          $343,233              $346,289              $353,300
                        ==========            ==========            ==========

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                               Year ended June 30
                                        1996           1995           1994
                                   ---------      ---------      ---------
Principal portion                    $19,297        $72,069        $78,820
Net interest accrued                     237          1,183            788
                                   ---------      ---------      ---------
                                     $19,534        $73,252        $79,608
                                   =========      =========      =========
Units                                     35             73             75
                                   =========      =========      =========




5.  Change of Trustee

On March 1, 1996, The Bank of New York Co. assumed all trustee responsibilities from Investors Fiduciary Trust Company.

                    Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 28, 1996, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Missouri Trust dated October 28, 1996.



                           Ernst & Young LLP


Kansas City, Missouri
October 28, 1996

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust











                                Part Two

                         Dated October 28, 1996








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless
Accompanied by Part One.

                     Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Multi-State Series 27
Pennsylvania Trust

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Pennsylvania Trust, including the schedule of investments, as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Pennsylvania Trust at June 30, 1996, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





                           Ernst & Young LLP


Kansas City, Missouri
October 14, 1996

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                           Pennsylvania Trust
                         Essential Information
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $2,480,000
Number of Units                                                            3,055
Fractional Undivided Interest in the Trust per Unit                      1/3,055
Principal Amount of Municipal Bonds per Unit                            $811.784
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $2,573,032
  Aggregate Bid Price of Municipal Bonds per Unit                       $842.236
  Cash per Unit (1)                                                      $(.001)
  Sales Charge of 3.627% (3.50% of Public Offering Price)                $30.548
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                       $872.783
Redemption Price per Unit (exclusive of accrued interest)               $842.235
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $30.548
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                     $639,000

Date of Trust                                                      July 12, 1990
Mandatory Termination Date                                     December 31, 2040

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On June 30, 1996, there was added to the Public Offering Price of $872.78, accrued interest to the settlement date of July 3, 1996 of $8.69, $8.75 and $8.80 for a total price of $881.47, $881.53 and $881.58 for the monthly, quarterly and semiannual distribution options, respectively.

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                           Pennsylvania Trust
                   Essential Information (continued)
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                           ----------   ----------   ----------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $60.619885   $60.619885   $60.619885
  Less:  Estimated Annual Expense            1.970382     1.721004     1.407418
                                           ----------   ----------   ----------
  Estimated Net Annual Interest Income     $58.649503   $58.898881   $59.212467
                                           ==========   ==========   ==========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $58.649503   $58.898881   $59.212467
  Divided by 12, 4 and 2, respectively      $4.887459   $14.724720   $29.606234
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.162915     $.163608     $.164479
Estimated Current Return Based on Public
  Offering Price (3)                            6.72%        6.75%        6.78%
Estimated Long-Term Return (3)                  5.61%        5.64%        5.67%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$1.970382, $1.721004 and $1.407418 ($.875367, $.849067 and $.799067 of
which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows:
monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

                  Statement of Assets and Liabilities

                             June 30, 1996


Assets
Municipal Bonds, at value (cost $2,509,139)                         $2,573,032
Interest receivable                                                     25,327
Cash                                                                    34,241
                                                                    ----------
Total assets                                                         2,632,600


Liabilities and net assets
Accrued liabilities                                                      1,583

Net assets, applicable to 3,055 Units outstanding:
  Cost of Trust assets, exclusive of interest          $2,509,139
  Unrealized appreciation                                  63,893
  Distributable funds                                      57,985
                                                       ----------   ----------
Net assets                                                          $2,631,017
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

                        Statements of Operations


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Investment income - interest                $184,109     $233,957     $248,759
Expenses:
  Trustee's fees and related expenses          4,919        4,753        4,670
  Evaluator's fees                               749          906          955
                                          ----------   ----------   ----------
Total expenses                                 5,668        5,659        5,625
                                          ----------   ----------   ----------
Net investment income                        178,441      228,298      243,134

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss)                       (32,759)     (10,995)       2,544
  Unrealized depreciation during the
    year                                      (5,239)    (121,879)    (182,480)
                                          ----------   ----------   ----------
Net loss on investments                      (37,998)    (132,874)    (179,936)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                           $140,443      $95,424      $63,198
                                          ==========   ==========   ==========

[FN]
See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

                  Statements of Changes in Net Assets


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Operations:
  Net investment income                     $178,441     $228,298     $243,134
  Realized gain (loss) on investments        (32,759)     (10,995)       2,544
  Unrealized depreciation on investments
    during the year                           (5,239)    (121,879)    (182,480)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                            140,443       95,424       63,198

Distributions to Unitholders:
  Net investment income                     (210,308)    (241,891)    (244,477)
  Principal from investment transactions    (344,360)           -            -
                                          ----------   ----------   ----------
Total distributions to Unitholders          (554,668)    (241,891)    (244,477)

Capital transactions:
  Redemption of Units                       (120,489)    (240,457)     (46,215)
                                          ----------   ----------   ----------
Total decrease in net assets                (534,714)    (386,924)    (227,494)

Net assets:
  At the beginning of the year             3,165,731    3,552,655    3,780,149
                                          ----------   ----------   ----------
  At the end of the period (including
    distributable funds applicable to
    Trust Units of $57,985, $91,368 and
    $106,116 at June 30, 1996, 1995
    1994, respectively)                   $2,631,017   $3,165,731   $3,552,655
                                          ==========   ==========   ==========
Trust Units outstanding at the end of
  the year                                     3,055        3,180        3,427
                                          ==========   ==========   ==========
Net asset value at the end of the year:
  Monthly                                    $848.98      $981.67    $1,021.51
                                          ==========   ==========   ==========
  Quarterly                                  $858.87      $993.30    $1,033.31
                                          ==========   ==========   ==========
  Semiannual                                 $873.80    $1,010.84    $1,051.11
                                          ==========   ==========   ==========

[FN]

See accompanying notes to financial statements.


                                              Kemper Tax-Exempt Insured Income Trust

                                                       Multi-State Series 27

                                                        Pennsylvania Trust

                                                      Schedule of Investments

                                                           June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4)(5)                 Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------   ----------  --------------      ---         ----------  ----------
Allegheny County Hospital Development Authority         7.625%    7/01/2015  2003 @ 100 S.F.     AAA           $145,000    $147,745
(Allegheny County, Pennsylvania), Hospital Revenue                           1998 @ 102
Bonds 1988 Series C (Presbyterian-University
Hospital). Insured by MBIA.

+County of Berks, Pennsylvania, General Obligation      7.250    11/15/2020  2000 @ 102          AAA            460,000     492,241
Bonds, Series of 1990. Insured by FGIC.

Emmaus, Pennsylvania, General Authority, Local          7.900     5/15/2018  1999 @ 100          AAA            500,000     509,120
Government Revenue Bonds (Bond Pool Program), Series
1988 E. Insured by MBIA.

+Pennsylvania Higher Educational Facilities             7.150     6/15/2015  2000 @ 100          AAA            450,000     470,061
Authority (Commonwealth of Pennsylvania), State
System of Higher Education, Revenue Bonds, Series D.
Insured by MBIA.

+Pennsylvania Turnpike Commission, Pennsylvania         7.625    12/01/2017  1998 @ 102          AAA            390,000     410,467
Turnpike Multiple Mode Revenue Bonds, Series C of
1986. Insured by FGIC.

+City of Philadelphia, Pennsylvania, Gas Works          7.875     7/01/2017  1997 @ 102          AAA            500,000     530,185
Revenue Bonds, Eleventh Series A. Insured by MBIA.

 Ringgold School District, Washington County,           0.000    12/15/2012  Non-Callable        AAA             35,000      13,213
Pennsylvania, General Obligation Refunding Bonds,
Series of 1990. Insured by MBIA. (6)
                                                                                                             ----------  ----------
                                                                                                             $2,480,000  $2,573,032
                                                                                                             ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

                    Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

6. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.


See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

                     Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through September 14, 1995, the Trust's sponsor and evaluator was Kemper Unit Investment Trusts, a division of Kemper Securities, Inc. At that date, the members of certain Kemper Corporation operating units acquired ownership of certain Kemper units, which included Kemper Securities, Inc. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts became EVEREN Unit Investment Trusts, which now serves as the "Evaluator" and Sponsor of the Trust. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor EVEREN Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by EVEREN Unit Investment Trusts, the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds,
(c) appraisal, (d) insurance, or (e) any combination of the above  (See
Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 12, 1990 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 12, 1990, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at June 30, 1996:

   Gross unrealized appreciation                                    $73,684
   Gross unrealized depreciation                                     (9,791)
                                                                    -------
   Net unrealized appreciation                                      $63,893
                                                                    =======

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 3.50% of the Public Offering Price (equivalent to 3.627% of the net amount invested).

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                           Pennsylvania Trust

               Notes to Financial Statements (continued)


Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      June 30, 1996          June 30, 1995          June 30, 1994
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----         --------  ----------  --------  ----------  --------  ----------
Monthly         $64.50     $93,357    $70.02    $104,978    $69.99    $106,363
Quarterly        66.48      18,569     70.48      19,981     70.30      20,036
Semiannual       69.38      96,866     71.05     111,589     70.59     117,249
                        ----------            ----------            ----------
                          $208,792              $236,548              $243,648
                        ==========            ==========            ==========


In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                     Year ended June 30
                                        1996           1995           1994
                                   ---------      ---------      ---------
Principal portion                   $120,489       $240,457        $46,215
Net interest accrued                   1,516          5,343            829
                                   ---------      ---------      ---------
                                    $122,005       $245,800        $47,044
                                   =========      =========      =========
Units                                    125            247             45
                                   =========      =========      =========


In addition, distribution of principal related to the sale or call of securities is $112.72 per unit for the year ended June 30, 1996.


5.  Change of Trustee

On March 1, 1996, The Bank of New York Co. assumed all trustee responsibilities from Investors Fiduciary Trust Company.

                    Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 28, 1996, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Pennsylvania Trust dated October 28, 1996.



                           Ernst & Young LLP


Kansas City, Missouri
October 28, 1996

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust











                                Part Two

                         Dated October 28, 1996







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless
Accompanied by Part One.

                     Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Multi-State Series 27
Texas Trust

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Texas Trust, including the schedule of investments, as of June 30, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Texas Trust at June 30, 1996, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





                           Ernst & Young LLP


Kansas City, Missouri
October 14, 1996

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                              Texas Trust
                         Essential Information
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $2,325,000
Number of Units                                                            2,958
Fractional Undivided Interest in the Trust per Unit                      1/2,958
Principal Amount of Municipal Bonds per Unit                            $786.004
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $2,370,497
  Aggregate Bid Price of Municipal Bonds per Unit                       $801.385
  Cash per Unit (1)                                                        $.835
  Sales Charge of 4.712% (4.50% of Public Offering Price)                $37.801
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                       $840.021
Redemption Price per Unit (exclusive of accrued interest)               $802.220
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $37.801
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                     $592,000

Date of Trust                                                      July 12, 1990
Mandatory Termination Date                                     December 31, 2040

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On June 30, 1996, there was added to the Public Offering Price of $840.02, accrued interest to the settlement date of July 3, 1996 of $7.44, $7.48 and $7.53 for a total price of $847.46, $847.50 and $847.55 for the monthly, quarterly and semiannual distribution options, respectively.

                 Kemper Tax-Exempt Insured Income Trust
                         Multi-State Series 27
                              Texas Trust
                   Essential Information (continued)
                          As of June 30, 1996
         Sponsor and Evaluator:  EVEREN Unit Investment Trusts
                   Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                           ----------   ----------   ----------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $57.873563   $57.873563   $57.873563
  Less:  Estimated Annual Expense            1.941028     1.699534     1.394319
                                           ----------   ----------   ----------
  Estimated Net Annual Interest Income     $55.932535   $56.174029   $56.479244
                                           ==========   ==========   ==========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $55.932535   $56.174029   $56.479244
  Divided by 12, 4 and 2, respectively      $4.661045   $14.043507   $28.239622
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.155368     $.156039     $.156887
Estimated Current Return Based on Public
  Offering Price (3)                            6.60%        6.69%        6.72%
Estimated Long-Term Return (3)                  6.06%        6.09%        6.12%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$1.941028, $1.699534 and $1.394319 ($.880787,  $.855287 and $.805287 of
which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows:
monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

                  Statement of Assets and Liabilities

                             June 30, 1996


Assets
Municipal Bonds, at value (cost $2,320,465)                         $2,370,497
Interest receivable                                                     41,218
Cash                                                                    13,020
                                                                    ----------
Total assets                                                         2,424,735


Liabilities and net assets
Accrued liabilities                                                      1,986

Net assets, applicable to 2,958 Units outstanding:
  Cost of Trust assets, exclusive of interest          $2,320,465
  Unrealized appreciation                                  50,032
  Distributable funds                                      52,252
                                                       ----------   ----------
Net assets                                                          $2,422,749
                                                                    ==========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

                        Statements of Operations


                                                      Year ended June 30
                                                1996         1995         1994
                                            ---------    ---------    ---------
Investment income - interest                $186,150     $219,168     $228,658
Expenses:
  Trustee's fees and related expenses          5,507        5,045        4,986
  Evaluator's fees                               699          856          888
                                            ---------    ---------    ---------
Total expenses                                 6,206        5,901        5,874
                                            ---------    ---------    ---------
Net investment income                        179,944      213,267      222,784

Realized and unrealized gain (loss) on
  investments:
  Realized loss                              (46,634)      (2,941)           -
  Unrealized appreciation (depreciation)
    during the year                           12,584     (138,081)    (144,992)
                                            ---------    ---------    ---------
Net loss on investments                      (34,050)    (141,022)    (144,992)
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                           $145,894      $72,245      $77,792
                                            =========    =========    =========

[FN]

See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

                  Statements of Changes in Net Assets


                                                      Year ended June 30
                                                1996         1995         1994
                                          ----------   ----------   ----------
Operations:
  Net investment income                     $179,944     $213,267     $222,784
  Realized loss on investments               (46,634)      (2,941)           -
  Unrealized appreciation (depreciation)
    on investments during the year            12,584     (138,081)    (144,992)
                                          ----------   ----------   ----------
Net increase in net assets resulting
  from operations                            145,894       72,245       77,792

Distributions to Unitholders:
  Net investment income                     (193,893)    (217,017)    (222,808)
  Principal from investment transactions    (438,262)           -            -
                                          ----------   ----------   ----------
Total distributions to Unitholders          (632,155)    (217,017)    (222,808)

Capital transactions:
  Redemption of Units                        (29,795)    (181,713)           -
                                          ----------   ----------   ----------
Total decrease in net assets                (516,056)    (326,485)    (145,016)

Net assets:
  At the beginning of the year             2,938,805    3,265,290    3,410,306
                                          ----------   ----------   ----------
  At the end of the period (including
    distributable funds applicable to
    Trust Units of $52,252, $63,379 and
    $67,481 at June 30, 1996, 1995
    1994, respectively)                   $2,422,749   $2,938,805   $3,265,290
                                          ==========   ==========   ==========
Trust Units outstanding at the end of
  the year                                     2,958        2,994        3,178
                                          ==========   ==========   ==========
Net asset value at the end of the year:
  Monthly                                    $813.71      $975.10    $1,021.43
                                          ==========   ==========   ==========
  Quarterly                                  $823.36      $986.83    $1,033.25
                                          ==========   ==========   ==========
  Semiannual                                 $837.60    $1,004.50    $1,051.04
                                          ==========   ==========   ==========

[FN]

See accompanying notes to financial statements.


                                              Kemper Tax-Exempt Insured Income Trust

                                                     Multi-State Series 27

                                                          Texas Trust

                                                   Schedule of Investments

                                                        June 30, 1996


                                                        Coupon     Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (6)                Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ------   ----------  --------------      ---         ----------  ----------
Brazos River Authority (Texas), Collateralized          7.200%   12/01/2018  1999 @ 102          AAA           $360,000    $369,612
Revenue Refunding Bonds (Houston Lighting & Power
Company Project), Series 1989B. Insured by FGIC.

+Harris County Public Facilities Corporation,           7.800    12/15/2011  1998 @ 102          AAA            500,000     528,435
Detention Facility Mortgage Revenue Bonds, Series
1988. Insured by MBIA.

Hidalgo County Health Services Corporation, Revenue     7.350     8/01/2025  2003 @ 100 S.F.     AAA             90,000      91,757
Refunding Bonds, Mission Hospital, Inc. (FHA Insured                         1999 @ 102
Mortgage), Series B. Insured by MBIA.

+Lower Colorado River Authority, Revenue Refunding      7.625     1/01/2016  1998 @ 102          AAA            500,000     515,430
Bonds, Series 1988. Insured by MBIA.

Matagorda County Navigation District No. 1, Texas,      7.200    12/01/2018  1999 @ 102          AAA            365,000     374,746
Collateralized Pollution Control Revenue Bonds,
Series 1986A (Houston Lighting & Power Co. Project).
Insured by FGIC.

Texas Municipal Power Agency, Refunding Revenue         0.000     9/01/2012  Non-Callable        AAA             40,000      14,882
Bonds, Series 1989. Insured by AMBAC. (5)

Texas Water Resources Finance Authority, Revenue        7.500     8/15/2013  2009 @ 100 S.F.     AAA            470,000     475,635
Bonds, Series 1989. Insured by AMBAC.                                        1999 @ 100
                                                                                                             ----------  ----------
                                                                                                             $2,325,000  $2,370,497
                                                                                                             ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

                    Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.


See accompanying notes to financial statements.

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

                     Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through September 14, 1995, the Trust's sponsor and evaluator was Kemper Unit Investment Trusts, a division of Kemper Securities, Inc. At that date, the members of certain Kemper Corporation operating units acquired ownership of certain Kemper units, which included Kemper Securities, Inc. In connection with the acquisition, Kemper Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit Investment Trusts became EVEREN Unit Investment Trusts, which now serves as the "Evaluator" and Sponsor of the Trust. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor EVEREN Unit Investment Trusts is affiliated with Kemper Financial Services, Inc. or Kemper Corporation.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by EVEREN Unit Investment Trusts, the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds,
(c) appraisal, (d) insurance, or (e) any combination of the above  (See
Note 4 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 12, 1990 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 12, 1990, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at June 30, 1996:

   Gross unrealized appreciation                                    $50,267
   Gross unrealized depreciation                                       (235)
                                                                    -------
   Net unrealized appreciation                                      $50,032
                                                                    =======

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.50% of the Public Offering Price (equivalent to 4.712% of the net amount invested).

                 Kemper Tax-Exempt Insured Income Trust

                         Multi-State Series 27

                              Texas Trust

               Notes to Financial Statements (continued)


Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution      June 30, 1996          June 30, 1995          June 30, 1994
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----         --------  ----------  --------  ----------  --------  ----------
Monthly         $63.51    $125,844    $70.04    $144,731    $69.98    $152,967
Quarterly        66.02      37,766     70.42      40,282     70.28      40,201
Semiannual       69.76      29,998     70.86      30,118     70.57      29,640
                        ----------            ----------            ----------
                          $193,608              $215,131              $222,808
                        ==========            ==========            ==========


In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                    Year Ended June 30,

                                                       1996           1995
                                                  ---------      ---------
Principal portion                                   $29,795       $181,713
Net interest accrued                                    285          1,886
                                                  ---------      ---------
                                                    $30,080       $183,599
                                                  =========      =========
Units                                                    36            184
                                                  =========      =========


In addition, distribution of principal related to the sale or call of securities is $148.16 per Unit for the year ended June 30, 1996.

5.  Change of Trustee

On March 1, 1996, The Bank of New York Co. assumed all trustee responsibilities from Investors Fiduciary Trust Company.

                    Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 28, 1996, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Insured Income Trust Multi-State Series 27 Texas Trust dated October 28, 1996.



                           Ernst & Young LLP


Kansas City, Missouri
October 28, 1996

                  Contents of Post-Effective Amendment
                       To Registration Statement

This Post-Effective amendment to the Registration Statement comprises the following papers and documents:

                            The facing sheet

                             The prospectus

                             The signatures

                 The Consent of Independent Accountants

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, The Registrant, Kemper Tax-Exempt Insured Income Trust, Series A-69, Kemper Tax-Exempt Insured Income Trust Multi-State, Series 27, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of October, 1996.

                               Kemper Tax-Exempt Insured Income Trust,
                                   Series A-69, Kemper Tax-Exempt
                                   Insured Income Trust Multi-State,
                                   Series 27
                                   Registrant

                               By: EVEREN Unit Investment Trusts (a
                                   division of EVEREN Securities, Inc.)
                                   Depositor

                               By: Michael J. Thoms
                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 27, 1996 by the following persons, who constitute a majority of the Board of Directors of EVEREN Securities, Inc.

Signature               Title

James R. Boris          Chairman and Chief Executive Officer
James R. Boris

Daniel D. Williams      Senior Executive Vice President, Chief
Daniel D. Williams      Financial Officer and Treasurer

Frank V. Geremia        Senior Executive Vice President
Frank V. Geremia

Stephen G. McConahey    President and Chief Operating Officer
Stephen G. McConahey

Stanley R. Fallis       Senior Executive Vice President and Chief
Stanley R. Fallis       Administrative Officer

David M. Greene         Senior Executive Vice President and
David M. Greene         Director of Client Services

Thomas R. Reedy         Senior Executive Vice President and
Thomas R. Reedy         Director of Capital Markets

Janet L. Reali          Executive Vice President, Corporate Counsel
Janet L. Reali          and Corporate Secretary


                                       Michael J. Thoms

Michael J. Thoms signs this document pursuant to a Power of Attorney filed with the Securities and Exchange Commission with Amendment No. 1 to the Registration Statement on Form S-6 for Kemper Defined Funds Series 28 (Registration No. 33-56779).